                                                                   EXHIBIT 10.45



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                                CREDIT AGREEMENT

                          DATED AS OF DECEMBER 23, 1997

                                      AMONG


                             VLSI TECHNOLOGY, INC.,


                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,

           AS ADMINISTRATIVE AGENT AND LETTER OF CREDIT ISSUING BANK,

                                BANKBOSTON, N.A.

                              AS SYNDICATION AGENT,

                                       AND


                  THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO



                                   ARRANGED BY


                         BANCAMERICA ROBERTSON STEPHENS


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
                                       TABLE OF CONTENTS


Section                                                                    Page
                                    ARTICLE I

                                   DEFINITIONS

   1.1  Certain Defined Terms............................................... 1
   1.2  Other Interpretive Provisions.......................................21
   1.3  Accounting Principles...............................................22

                                   ARTICLE II

                                   THE CREDITS

   2.1  Amounts and Terms of Commitments....................................23
                   .........................................................23
   2.2  Loan Accounts.......................................................23
   2.3  Procedure for Borrowing.............................................24
   2.4  Conversion and Continuation Elections...............................25
   2.5  Voluntary Termination or Reduction of Commitments...................26
   2.6  Optional Prepayments................................................27
   2.7  Mandatory Prepayments of Loans; Mandatory Commitment Reductions.....27
   2.8  Extension of Revolving Termination Date/ Repayment..................27
                   .........................................................27
   2.9  Interest............................................................28
   2.10  Fees...............................................................29
            (a)  Arrangement, Agency Fees...................................29
            (b)  Commitment Fees............................................29
   2.11  Computation of Fees and Interest...................................30
   2.12  Payments by the Borrower...........................................30
   2.13  Payments by the Banks to the Agent.................................31
   2.14  Sharing of Payments, Etc...........................................32

                                   ARTICLE III

                              THE LETTERS OF CREDIT

   3.1  The Letter of Credit Subfacility....................................32
   3.2  Issuance, Amendment and Renewal of Letters of Credit................34
   3.3  Risk Participations, Drawings and Reimbursements....................36
   3.4  Repayment of Participations.........................................37
   3.5  Role of the Issuing Bank............................................38
   3.6  Obligations Absolute................................................39
   3.7  Cash Collateral Pledge..............................................40
   3.8  Letter of Credit Fees...............................................40
   3.9  Uniform Customs and Practice........................................41

Section                                                                    Page
                                   ARTICLE IV

                     TAXES, YIELD PROTECTION AND ILLEGALITY

   4.1  Taxes...............................................................41
   4.2  Illegality..........................................................42
   4.3  Increased Costs and Reduction of Return.............................43
   4.4  Funding Losses......................................................44
   4.5  Inability to Determine Rates........................................45
   4.6  Intentionally Omitted...............................................45
   4.7  Certificates of Banks...............................................45
   4.8  Survival............................................................46

                                    ARTICLE V

                              CONDITIONS PRECEDENT

   5.1  Conditions of Initial Credit Extensions.............................46
            (a)  Credit Agreement and Notes.................................46
            (b)  Resolutions; Incumbency....................................46
            (c)  Organization Documents; Good Standing......................46
            (d)  Legal Opinions.............................................47
            (e)  Payment of Fees............................................47
            (f)  Certificate................................................47
            (g)  Other Documents............................................47
   5.2  Conditions to All Credit Extensions.................................47
            (a)  Notice, Application........................................47
            (b)  Continuation of Representations and Warranties.............48
            (c)  No Existing Default........................................48
   5.3  Initial Credit Extension to Each Additional Borrowing Subsidiary....48

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

   6.1  Corporate Existence and Power.......................................49
   6.2  Corporate Authorization; No Contravention...........................49
   6.3  Governmental Authorization..........................................50
   6.4  Binding Effect......................................................50
   6.5  Litigation..........................................................50
   6.6  No Default..........................................................50
   6.7  ERISA Compliance....................................................51
   6.8  Use of Proceeds; Margin Regulations.................................51
   6.9  Title to Properties.................................................51
   6.10  Taxes..............................................................52
   6.11  Financial Condition................................................52
   6.12  Environmental Matters..............................................52
   6.13  Regulated Entities.................................................52

Section                                                                    Page
   6.14  No Burdensome Restrictions.........................................53
   6.15  Copyrights, Patents, Trademarks and Licenses, etc..................53
   6.16  Subsidiaries.......................................................53
   6.17  Insurance..........................................................53
   6.18  Swap Obligations...................................................53
   6.19  Full Disclosure....................................................53

                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

   7.1  Financial Statements................................................54
   7.2  Certificates; Other Information.....................................55
   7.3  Notices.............................................................55
   7.4  Preservation of Corporate Existence, Etc............................56
   7.5  Maintenance of Property.............................................56
   7.6  Insurance...........................................................57
   7.7  Payment of Obligations..............................................57
   7.8  Compliance with Laws................................................57
   7.9  Compliance with ERISA...............................................57
   7.10  Inspection of Property and Books and Records.......................57
   7.11  Environmental Laws.................................................58
   7.12  Use of Proceeds....................................................58

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

   8.1  Limitation on Liens.................................................58
   8.2  Disposition of Assets...............................................60
   8.3  Consolidations and Mergers..........................................61
   8.4  Loans and Investments...............................................62
   8.5  Transactions with Affiliates........................................63
   8.6  Use of Proceeds.....................................................63
   8.7  Contingent Obligations..............................................63
   8.8  Restricted Payments.................................................64
   8.9  ERISA...............................................................64
   8.10  Change in Business.................................................65
   8.11  Accounting Changes.................................................65
   8.12  Subordinated Debt..................................................65


                                   ARTICLE IX

                               FINANCIAL COVENANTS

   9.1  Consolidated Tangible Net Worth.....................................66
   9.2  Leverage Ratio......................................................66
   9.3  Fixed Charge Coverage Ratio.........................................66

Section                                                                    Page
                                    ARTICLE X

                                EVENTS OF DEFAULT

   10.1  Event of Default...................................................67
            (a)  Non-Payment................................................67
            (b)  Representation or Warranty.................................67
            (c)  Specific Defaults..........................................67
            (d)  Other Defaults.............................................67
            (e)  Cross-Default..............................................68
            (f)  Insolvency; Voluntary Proceedings..........................68
            (g)  Involuntary Proceedings....................................69
            (h)  ERISA......................................................69
            (i)  Monetary Judgments.........................................69
            (j)  Non-Monetary Judgments.....................................69
            (k)  Change of Control..........................................70
            (l)  Adverse Change.............................................70
   10.2  Remedies...........................................................70
   10.3  Rights Not Exclusive...............................................70
   10.4  Certain Financial Covenant Defaults................................71

                                   ARTICLE XI

                                    THE AGENT

   11.1  Appointment and Authorization; "Agent".............................71
   11.2  Delegation of Duties...............................................72
   11.3  Liability of Agent.................................................72
   11.4  Reliance by Agent..................................................72
   11.5  Notice of Default..................................................73
   11.6  Credit Decision....................................................73
   11.7  Indemnification of Agent...........................................74
   11.8  Agent in Individual Capacity.......................................74
   11.9  Successor Agent....................................................75
   11.10  Withholding Tax...................................................75
   11.11  Syndication Agents................................................77

                                   ARTICLE XII

                                    GUARANTY

   12.1  Guaranty...........................................................77
   12.2  Obligations Independent............................................78
   12.3  Authorization of Renewals, Etc.....................................78
   12.4  Waiver of Certain Rights...........................................78
   12.5  Waiver of Certain Defenses.........................................78
   12.6  Waiver of Presentments, Etc........................................79
   12.7  Information Relating to Company....................................79

Section                                                                    Page
   12.8  Subordination......................................................79
   12.9  Reinstatement of Guaranty..........................................80
   12.10  Powers............................................................80
   12.11  Application of Payments on Guaranty...............................80

                                  ARTICLE XIII

                                  MISCELLANEOUS

   13.1  Amendments and Waivers.............................................80
   13.2  Notices............................................................81
   13.3  No Waiver; Cumulative Remedies.....................................82
   13.4  Costs and Expenses.................................................82
   13.5  Company Indemnification............................................83
   13.6  Payments Set Aside.................................................83
   13.7  Successors and Assigns.............................................84
   13.8  Assignments, Participations, etc...................................84
   13.9  Confidentiality....................................................86
   13.10  Set-off...........................................................86
   13.11  Automatic Debits of Fees..........................................87
   13.12  Notification of Addresses, Lending Offices, Etc...................87
   13.13  Counterparts......................................................87
   13.14  Severability......................................................87
   13.15  No Third Parties Benefited........................................87
   13.16  Governing Law and Jurisdiction....................................88
   13.17  Waiver of Jury Trial..............................................88
   13.18  Entire Agreement..................................................88



                                      SCHEDULES
   Schedule 2.1             Commitments
   Schedule 6.5             Litigation
   Schedule 6.7             ERISA
   Schedule 6.11            Permitted Liabilities
   Schedule 6.12            Environmental Matters
   Schedule 6.16            Subsidiaries and Minority Interests
   Schedule 6.17            Insurance Matters
   Schedule 8.1(a)          Permitted Liens
   Schedule 8.1(b)          Summary of Off-Balance Sheet Lease Facility
   Schedule 8.7             Contingent Obligations
   Schedule 13.2            Lending Offices; Addresses for Notices


   EXHIBITS

   Exhibit A             Form of Notice of Borrowing
   Exhibit B             Form of Notice of Conversion/Continuation
   Exhibit C             Form of Compliance Certificate
   Exhibit D             Form of Legal Opinion of Company's Counsel
   Exhibit E             Assumption Agreement
   Exhibit F             Form of Assignment and Acceptance
   Exhibit G             Form of Promissory Note

                                CREDIT AGREEMENT


        This CREDIT AGREEMENT is entered into as of December 23, 1997, among VLSI Technology, Inc. a Delaware corporation (the "Company"), certain of the Subsidiaries (as hereafter defined) of the Company from time to time party to this Agreement (the "Borrowing Subsidiaries" and together with the Company, the "Borrowers"), the several financial institutions from time to time party to this Agreement (collectively, the "Banks"; individually, a "Bank"), Bank of America National Trust and Savings Association, as letter of credit issuing bank and as administrative agent for the Banks, and BankBoston, N.A. as syndication agent for the Banks.

        WHEREAS, the Banks have agreed to make available to the Company a revolving credit facility with letter of credit subfacility upon the terms and conditions set forth in this Agreement;

        NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

        1.1 Certain Defined Terms. The following terms have the following meanings:

               "Acquisition" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in
        (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Company or the Subsidiary is the surviving entity.

               "Additional Borrowing Subsidiary" means any wholly-owned Subsidiary of the Company duly designated by the Company pursuant to a written notice of the Company delivered to the Agent and each Bank, which Subsidiary shall have satisfied the conditions precedent set forth in Section 5.3. Each Additional Borrowing Subsidiary shall automatically be a Borrowing Subsidiary.

               "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise.

               "Agent" means BofA in its capacity as administrative agent for the Banks hereunder, and any successor agent arising under Section 11.9.

               "Agent-Related Persons" means BofA and any successor agent arising under Section 11.9 and any successor letter of credit issuing bank hereunder, together with their respective Affiliates (including, in the case of BofA, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

               "Agent's Payment Office" means the address for payments set forth on Schedule 13.2 or such other address as the Agent may from time to time specify.

               "Agreement" means this Credit Agreement.

               "Applicable Margin" as to any Offshore Rate Loan, Base Rate Loan, CD Rate Loan or Commitment Fee, means a margin (determined in basis points per annum) based on the Company's Pricing Ratios, as follows:


----------------------------------------------------------------------------------------------------------------
                                   Senior Debt/EBITDA < 0.40                    Senior Debt/EBITDA > 0.40
                                                      -
                          --------------------------------------------------------------------------------------
                          Margin For                                  Margin For
                          Offshore/       Margin For   Margin For      Offshore/       Margin For     Margin For
    Total Debt/            CD Rate        Base Rate    Commitment       CD Rate         Base Rate     Commitment
 Capitalization(x)          Loans           Loans          Fee           Loans           Loans          Fee
----------------------------------------------------------------------------------------------------------------
x < 20%                     50.0            0.0           15.0            62.5             0.0           20.0
  -
----------------------------------------------------------------------------------------------------------------
20 < x < 30%                62.5            0.0           20.0            75.0             0.0           25.0
       -
----------------------------------------------------------------------------------------------------------------
x > 30%                     75.0            0.0           25.0            87.5             0.0           27.5
----------------------------------------------------------------------------------------------------------------

        For purposes of the foregoing table, "x" or "Total Debt/Capitalization" means the Ratio of Total Debt to Capitalization and "Senior Debt/EBITDA" means the Ratio of Senior Debt to EBITDA.

        The Applicable Margin will be adjusted quarterly, to the extent applicable, on the basis of the foregoing table and will take effect, 50 days (or in the case of the last fiscal quarter of any year, 100 days) after the end of each fiscal quarter, based on the Pricing Ratios as of the last day of such fiscal quarter, as reflected in the Compliance Certificate furnished pursuant to subsection 7.2(a), it being understood, however, that if the Company fails to deliver a Compliance Certificate by the date required pursuant to subsection 7.2(a), the margin in the right-hand bottom row (i.e., 87.5 bps for Offshore Rate Loans and CD Rate Loans, 0 bps for Base Rate Loans and 27.5 for Commitment fee) shall apply until such Compliance Certificate is delivered. As of the Closing Date, until receipt by the Agent and the Bank of the Company's Compliance Certificate and financials for the period ended December 26, 1997 pursuant to Section 7.2(a) and Section 7.2(b), the initial Applicable Margin is 75 bps for Offshore Rate Loans and CD Rate Loans, 0 bps for Base Rate Loans and 25 bps for Commitment fee.

               "Arranger" means BancAmerica Robertson Stephens, a Delaware corporation.

               "Assignee" has the meaning specified in subsection 13.8(a).

               "Attorney Costs" means and includes all fees and disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

               "Bank" has the meaning specified in the introductory clause hereto. References to the "Banks" shall include BofA, including in its capacity as Issuing Bank; for purposes of clarification only, to the extent that BofA may have any rights or obligations in addition to those of the Banks due to its status as Issuing Bank, its status as such will be specifically referenced.

               "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. Section 101, et seq.).

               "Base Rate" means, for any day, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

               "Base Rate Loan" means a Revolving Loan, or an L/C Advance, that bears interest based on the Base Rate.

               "BofA" means Bank of America National Trust and Savings Association, a national banking association.

               "Borrower" is defined in the preamble.

               "Borrowing" means a borrowing hereunder consisting of Revolving Loans of the same Type made to the Company on the same day by the Banks under Article II, and, other than in the case of Base Rate Loans, having the same Interest Period.

               "Borrowing Date" means any date on which a Borrowing occurs under
        Section 2.3.

               "Borrowing Subsidiaries" is defined in the preamble.

               "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

               "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

               "Cash Collateralize" means to pledge and deposit with or deliver to the Agent, for the benefit of the Agent, the Issuing Bank and the Banks, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Agent and the Issuing Bank (which documents are hereby consented to by the Banks). Derivatives of such term shall have corresponding meaning. The Company hereby grants the Agent, for the benefit of the Agent, the Issuing Bank and the Banks, a security interest in all such cash and deposit account balances. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at BofA.

               "CD Rate" means, for any Interest Period with respect to CD Rate Loans comprising part of the same Borrowing, the rate of interest (rounded upward to the next 1/100th of 1%) determined as follows:

               CD Rate = Certificate of Deposit Rate + Assessment

                                   1.00 - Reserve Percentage           Rate

        Where:

               "Assessment Rate" means, for any day of such Interest Period, the rate determined by the Agent as equal to the annual assessment rate in effect on such day payable to the FDIC by a member of the Bank Insurance Fund that is classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification within the meaning of 12 C.F.R. Section 327.3) for insuring time deposits at offices of such member in the United States; or, in the event that the FDIC shall at any time hereafter cease to assess time deposits based upon such classifications or successor classifications, equal to the maximum annual assessment rate in effect on such day that is payable to the FDIC by commercial banks (whether or not applicable to any particular Bank) for insuring time deposits at offices of such banks in the United States.

               "Certificate of Deposit Rate" means the rate of interest per annum determined by the Agent to be the arithmetic mean (rounded upward to the next 1/100th of 1%) of the rates notified to the Agent as the rates of interest bid by two or more certificate of deposit dealers of recognized standing selected by the Agent for the purchase at face value of dollar certificates of deposit issued by major United States banks, for a maturity comparable to such Interest Period and in the approximate amount of the CD Rate Loans to be made, at the time selected by the Agent on the first day of such Interest Period.

               "Reserve Percentage" means, for any day of such Interest Period, the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%), as determined by the Agent, in effect on such day (including any ordinary, marginal, emergency, supplemental, special and other reserve percentages), prescribed by the FRB for determining the maximum reserves to be maintained by member banks of the Federal Reserve System with deposits exceeding $1,000,000,000 for new non-personal time deposits for a period comparable to such Interest Period and in an amount of $100,000 or more.

        The CD Rate shall be adjusted, as to all CD Rate Loans then outstanding, automatically as of the effective date of any change in the Assessment Rate or the Reserve Percentage.

               "CD Rate Loan" means a Loan that bears interest based on the CD Rate.

               "Change of Control" means the occurrence, after the date of this Agreement, of any of the following: (a) any Person or two or more Persons acting in concert acquiring beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Exchange Act), directly or indirectly, of securities of the Company (or other Securities convertible into such securities) representing 40% or more of the combined voting power of all securities of the Company entitled to vote in the election of directors; or (b) during any period of up to 12 consecutive months, commencing after the Closing Date, individuals who at the beginning of such 12-month period were directors of the Company ceasing for any reason to constitute a majority of the Board of Directors unless the Persons replacing such individuals were nominated by the Board of Directors of the Company; or (c) any Person or two or more Persons acting in concert acquiring by contract or otherwise, or entering into a contract or arrangement which upon consummation will result in its or their acquisition of, or control over, securities of the Company (or other securities convertible into such securities) representing 40% or more of the combined voting power of all securities of the Company entitled to vote in the election of directors.

               "Closing Date" means the date on which all conditions precedent set forth in Section 5.1 are satisfied or waived by all Banks (or, in the case of subsection 5.1(e), waived by the Person entitled to receive such payment).

               "Code" means the Internal Revenue Code of 1986, and regulations promulgated thereunder.

               "Commitment", as to each Bank, has the meaning specified in
        Section 2.1.

               "Company" is defined in the preamble.

               "Compliance Certificate" means a certificate substantially in the form of Exhibit C.

               "Consolidated Tangible Net Worth" means, as of any date of determination, total consolidated assets of the Company as of such date minus total consolidated liabilities of the Company as of such date and minus the carrying value on a consolidated basis of (a) goodwill, organizational expenses, patents, patent applications, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, designs and other intellectual property and licenses therefor and rights therein, and other similar intangibles, (b) all amortizing debt issuance carried as an asset, (c) all reserves carried and not deducted from assets or not reflected as a liability, and (d) cash held in a sinking or other analogous fund established for the purpose of redemption, retirement or prepayment of any capital stock or any Indebtedness or Contingent Obligation, if no offsetting liability exists with respect to such Indebtedness or Contingent Obligation on the balance sheet of the Company.

               "Contingent Obligation" means, as to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor,
        (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and in the case of other Contingent Obligations other than in respect of Swap Contracts, shall be equal to the maximum reasonably anticipated liability in respect thereof and, in the case of Contingent Obligations in respect of Swap Contracts, shall be equal to the Swap Termination Value.

               "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

               "Conversion/Continuation Date" means any date on which, under
        Section 2.4, the Company (a) converts Loans of one Type to another Type, or (b) continues as Loans of the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.

               "Credit Extension" means and includes (a) the making of any Revolving Loans hereunder, and (b) the Issuance of any Letters of Credit hereunder.

               "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

               "Dollars", "dollars" and "$" each mean lawful money of the United States.

               "EBITDA" means, for any fiscal period, on a consolidated basis for the Company and its Subsidiaries, net income, plus depreciation and amortization expense, plus interest expense, plus provision for taxes on income, minus interest income, in each case, for such fiscal period.

               "Effective Amount" means (i) with respect to any Revolving Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Revolving Loans occurring on such date; and (ii) with respect to any outstanding L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

               "Eligible Assignee" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States; and (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Bank, (ii) a Subsidiary of a Person of which a Bank is a Subsidiary, or (iii) a Person of which a Bank is a Subsidiary.

               "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

               "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters.

               "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

               "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

               "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

               "Eurodollar Reserve Percentage" has the meaning specified in the definition of "Offshore Rate".

               "Event of Default" means any of the events or circumstances specified in Section 10.1.

               "Exchange Act" means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

               "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

               "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (San Francisco time) on that day by each of three leading brokers of Federal funds transactions in San Francisco selected by the Agent.

               "Fee Letter" has the meaning specified in subsection 2.10(a).

               "Financial L/C" means any Letter of Credit determined by the Issuing Bank to be a "financial guaranty-type standby letter of credit" in accordance with the Risk Based Capital Guidelines issued by the Comptroller of the Currency.

               "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

               "Further Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (including, without limitation, net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to Section 4.1.

               "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

               "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

               "Guaranty Obligation" has the meaning specified in the definition of "Contingent Obligation."

               "Honor Date" has the meaning specified in subsection 3.3(c).

               "Indebtedness" of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to capital leases; (g) all Off Balance Sheet Lease Obligations; (h) all indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (i) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (h) above.

               "Indemnified Liabilities" has the meaning specified in Section 13.5.

               "Indemnified Person" has the meaning specified in Section 13.5.

               "Independent Auditor" has the meaning specified in subsection 7.1(a).

               "Insolvency Proceeding" means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

               "Interest Payment Date" means, as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, the last Business Day of each calendar quarter and each date such Loan is converted into another Type of Loan, provided, however, that if any Interest Period for a CD Rate Loan or Offshore Rate Loan exceeds 90 days or three months, respectively, the date that falls 90 days or three months (as the case may be) after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

               "Interest Period" means, (a) as to any Offshore Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter (and any other period that is 12 months or less and is consented to by each of the Banks in the given instance) as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation; and (b) as to any CD Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a CD Rate Loan, and ending 30, 60, 90 or 180 days thereafter, as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation;

        provided that:

                        (i) if any Interest Period would otherwise end on a day
                that is not a Business Day, that Interest Period shall be extended to the following Business Day unless, in the case of an Offshore Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                        (ii) any Interest Period pertaining to an Offshore Rate
                Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                        (iii) no Interest Period for any Loan shall extend
                beyond the Revolving Termination date;

               "IRS" means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

               "Issuance Date" has the meaning specified in subsection 3.1(a).

               "Issue" means, with respect to any Letter of Credit, to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "Issued," "Issuing" and "Issuance" have corresponding meanings.

               "Issuing Bank" means BofA in its capacity as issuer of one or more Letters of Credit hereunder, together with any replacement letter of credit issuer arising under subsection 11.1(b) or Section 11.9.

               "Joint Venture" means a single-purpose corporation, partnership, limited liability company, joint venture or other legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by the Company or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

               "L/C Advance" means each Bank's participation in any L/C Borrowing in accordance with its Pro Rata Share.

               "L/C Amendment Application" means an application form for amendment of outstanding standby or commercial documentary letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

               "L/C Application" means an application form for issuances of standby or commercial documentary letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

               "L/C Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of Revolving Loans under subsection 3.3(c).

               "L/C Commitment" means the commitment of the Issuing Bank to Issue, and the commitment of the Banks severally to participate in, Letters of Credit from time to time Issued or outstanding under Article III, in an aggregate amount not to exceed on any date the amount of $25,000,000, as the same shall be reduced as a result of a reduction in the L/C Commitment pursuant to Section 2.5; provided that the L/C Commitment is a part of the combined Commitments, rather than a separate, independent commitment.

               "L/C Obligations" means at any time the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C Borrowings.

               "L/C-Related Documents" means the Letters of Credit, the L/C Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Bank's standard form documents for letter of credit issuances.

               "Lending Office" means, as to any Bank, the office or offices of such Bank specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on Schedule 13.2, or such other office or offices as such Bank may from time to time notify the Company and the Agent.

               "Letters of Credit" means any letters of credit (whether standby letters of credit or commercial documentary letters of credit) Issued by the Issuing Bank pursuant to Article III.

               "Lien" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease.

               "Loan" means an extension of credit by a Bank to a Borrower under
        Article II or Article III in the form of a Revolving Loan or L/C
        Advance.

               "Loan Documents" means this Agreement, any Notes, the Fee Letter, the L/C-Related Documents, and all other documents delivered to the Agent or any Bank in connection herewith.

               "Margin Stock" means "margin stock" as such term is defined in Regulation G, T, U or X of the FRB.

               "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) of the Company or the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Company or any Subsidiary to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company or any Subsidiary of any Loan Document.

               "Multiemployer Plan" means a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

               "Note" means a promissory note executed by a Borrower in favor of a Bank pursuant to subsection 2.2(b), in substantially the form of Exhibit G.

               "Notice of Borrowing" means a notice in substantially the form of Exhibit A.

               "Notice of Conversion/Continuation" means a notice in substantially the form of Exhibit B.

               "Obligations" means all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document owing by any of the Borrowers to any Bank, the Agent, or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

               "Off-Balance Sheet Lease Facility" means a lease agreement which conforms in all aspects to the summary of terms attached hereto as
        Schedule 8.1(b).

               "Off Balance Sheet Lease Obligations" means any and all obligations of the Company or any Subsidiary (as lessee) under any so-called "off balance sheet lease," "synthetic lease," or other similar financing arrangement.

               "Offshore Rate" means, for any Interest Period, with respect to Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Agent as follows:

        Offshore Rate =                  LIBOR
                        ---------------------------------------------
                        1.00 - Eurodollar Reserve Percentage

        Where,

               "Eurodollar Reserve Percentage" means for any day for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

               "LIBOR" means the rate of interest per annum determined by the Agent to be the arithmetic mean (rounded upward to the next 1/16th of 1%) of the rates of interest per annum notified to the Agent by each Reference Bank as the rate of interest at which dollar deposits in the approximate amount of the amount of the Loan to be made or continued as, or converted into, an Offshore Rate Loan by such Reference Bank and having a maturity comparable to such Interest Period would be offered to major banks in the London interbank market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest
        Period.

The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

               "Offshore Rate Loan" means a Loan that bears interest based on the Offshore Rate.

               "Organization Documents" means, for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

               "Original Borrowing Subsidiaries" means those Subsidiaries which are signatories to this Agreement as of the Closing Date.

               "Other Taxes" means any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

               "Participant" has the meaning specified in subsection 13.8(d).

               "PBGC" means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

               "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Company sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

               "Performance L/C" means any standby Letter of Credit other than a Financial L/C.

               "Permitted Liens" has the meaning specified in Section 8.1.

               "Permitted Swap Obligations" means all obligations (contingent or otherwise) of the Company or any Subsidiary existing or arising under Swap Contracts, provided that each of the following criteria is satisfied: (a) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder, and not for purposes of speculation or taking a "market view;" (b) such Swap Contracts do not contain (i) any provision ("walk-away" provision) exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party, or (ii) any provision creating or permitting the declaration of an event of default, termination event or similar event upon the occurrence of an Event of Default hereunder (other than an Event of Default under subsection 10.1(a).

               "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

               "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Company sponsors or maintains or to which the Company makes, is making, or is obligated to make contributions and includes any Pension Plan.

               "Pricing Ratios" means each of the Ratio of Senior Debt to EBITDA and the Ratio of Total Debt to Capitalization.

               "Pro Rata Share" means, as to any Bank at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Commitment divided by the combined Commitments of all Banks.

               "Quarterly Payment Date" means the last Business Day of each March, June, September and December.

               "Ratio of Senior Debt to EBITDA" means the ratio of all consolidated Indebtedness (excluding Subordinated Debt) of the Companies and its Subsidiaries to EBITDA.

               "Ratio of Total Debt to Capitalization" means the ratio of (i) total consolidated Indebtedness of the Company and its Subsidiaries to
        (ii) the sum of total consolidated Indebtedness of the Company and its Subsidiaries, plus Consolidated Tangible Net Worth.

               "Reference Bank" means BofA and BankBoston, N.A.

               "Reportable Event" means, any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

               "Required Banks" means at any time Banks then holding at least 66-2/3% of the then aggregate unpaid principal amount of the Loans, or, if no amounts are outstanding, Banks then having at least 66-2/3% of the aggregate amount of the Commitments.

               "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

               "Responsible Officer" means the chief executive officer or the president of the Company, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility.

               "Revolving Loan" has the meaning specified in Section 2.1, and may be a Base Rate Loan, CD Rate Loan or an Offshore Rate Loan (each, a "Type" of Revolving Loan).

               "Revolving Termination Date" means the earlier to occur of: (a) December 22, 2000 or such later date as may be fixed pursuant to Section 2.8(a) and (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement.

               "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

               "Subordinated Debt" means Indebtedness having payment terms and other terms, and subordinated in form and substance, satisfactory to the Required Banks.

               "Subsidiary" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

               "Subsidiary Obligations" is defined in Section 12.1.

               "Surety Instruments" means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

               "Swap Contract" means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

               "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined by the Company based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Bank).

               "Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, respectively, taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank or the Agent, as the case may be, is organized or maintains a lending office.

               "Type" has the meaning specified in the definition of "Revolving Loan."

               "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

               "United States" and "U.S." each means the United States of America.

               "Wholly-Owned Subsidiary" means any corporation in which (other than directors' qualifying shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly-Owned Subsidiaries, or both.

        1.2 Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

               (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                   (ii) The term "including" is not limiting and means "including without limitation."

                   (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

                (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

                (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless otherwise expressly provided, any reference to any action of the Agent or the Banks by way of consent, approval or waiver shall be deemed modified by the phrase "in its/their sole discretion."

                (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Company and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Banks or the Agent merely because of the Agent's or Banks' involvement in their preparation.

        1.3 Accounting Principles. (a) Except as otherwise expressly provided in this Agreement, all accounting terms used in this Agreement shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Agent and the Banks under this Agreement shall (unless otherwise disclosed to the Agent and the Banks in writing at the time of delivery) be prepared, in accordance with GAAP applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Agent and Banks under this Agreement. All calculations made for purposes of determining compliance with this Agreement shall (except as otherwise expressly provided for in this Agreement) be made by application of GAAP applied on a basis consistent with those used in the preparation of the latest annual or quarterly financial statements furnished to the Agent and the Banks pursuant to Section 7.1 unless (i) the Company shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) the Agent on behalf of the Required Banks shall so object in writing within 30 days after delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statement as to which such objection shall not have been made.

                (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.

                                   ARTICLE II

                                   THE CREDITS

        2.1 Amounts and Terms of Commitments Each Bank severally agrees, on the terms and conditions set forth herein, to make loans to any or all of the Borrowers (each such loan, a "Revolving Loan") from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding for all Borrowers the amount set forth on Schedule 2.1 (such amount as the same may be reduced under Section 2.5 or as a result of one or more assignments under Section 13.8, the Bank's "Commitment"); provided, however, that, after giving effect to any Borrowing of Revolving Loans, the Effective Amount of all outstanding Revolving Loans of all Borrowers and the Effective Amount of all L/C Obligations of all Borrowers, shall not at any time exceed the combined Commitments; and provided further, that the Effective Amount of the Revolving Loans of any Bank to all Borrowers plus the participation of such Bank in the Effective Amount of all L/C Obligations of all Borrowers shall not at any time exceed such Bank's Commitment. Within the limits of each Bank's Commitment, and subject to the other terms and conditions hereof, each Borrower may borrow under this Section 2.1, prepay under Section 2.6 and reborrow under this Section 2.1.

        2.2 Loan Accounts. (a) The Loans made by each Bank and the Letters of Credit Issued by the Issuing Bank shall be evidenced by one or more accounts or records maintained by such Bank or Issuing Bank, as the case may be, in the ordinary course of business. The accounts or records maintained by the Agent, the Issuing Bank and each Bank shall be rebuttable presumptive evidence of the amount of the Loans made by the Banks to each Borrower and the Letters of Credit Issued for the account of such a Borrower, and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of any Borrower hereunder to pay any amount owing with respect to the Loans or any Letter of Credit.

                (b) Upon the request of any Bank made through the Agent, the Loans made by such Bank may be evidenced by one or more Notes, instead of or in addition to loan accounts. Each such Bank shall endorse on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the applicable Borrower with respect thereto. Each such Bank is irrevocably authorized by each Borrower to endorse its Note(s) and each Bank's record shall be conclusive absent manifest error; provided, however, that the failure of a Bank to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of such Borrower hereunder or under any such Note to such Bank.

        2.3 Procedure for Borrowing. (a) Each Borrowing of Revolving Loans shall be made upon the Company's or a Borrower's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 9:00 a.m. (San Francisco time) (i) three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans; (ii) three Business Days prior to the requested Borrowing Date, in the case of CD Rate Loans, and (iii) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans, specifying:

                        (A) the amount of the Borrowing, which shall be in an
                aggregate minimum amount of $3,000,000 or any multiple of $1,000,000 in excess thereof;

                        (B) the requested Borrowing Date, which shall be a
                Business Day;

                        (C) the Type of Loans comprising the Borrowing; and

                        (D) the duration of the Interest Period applicable to
                such Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of CD Rate Loans or Offshore Rate Loans, such Interest Period shall be 90 days or three months, respectively.

provided, however, that with respect to the Borrowing to be made on the Closing Date, the Notice of Borrowing shall be delivered to the Agent not later than 9:00 a.m. (San Francisco time) one Business Day before the Closing Date and such Borrowing will consist of Base Rate Loans only.

                (b) The Agent will promptly notify each Bank of its receipt of any Notice of Borrowing and of the amount of such Bank's Pro Rata Share of that Borrowing.

                (c) Each Bank will make the amount of its Pro Rata Share of each Borrowing available to the Agent for the account of the applicable Borrower at the Agent's Payment Office by 11:00 a.m. (San Francisco time) on the Borrowing Date requested by the Company or the applicable Borrower in funds immediately available to the Agent. The proceeds of all such Loans to the applicable Borrower will then be made available to such Borrower by the Agent at such office by crediting the account of the applicable Borrower on the books of BofA with the aggregate of the amounts made available to the Agent by the Banks and in like funds as received by the Agent.

                (d) After giving effect to any Borrowing, unless the Agent shall otherwise consent, there may not be more than six different Interest Periods in effect.

        2.4 Conversion and Continuation Elections. (a) As to any Loans to a Borrower, the Company or such Borrower may, upon irrevocable written notice to the Agent in accordance with subsection 2.4(b):

                (i) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of any other Type of Revolving Loans, to convert any such Loans (or any part thereof in an amount not less than $3,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into Loans of any other Type; or

                (ii) elect as of the last day of the applicable Interest Period, to continue any Revolving Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $3,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);

provided, that if at any time the aggregate amount of CD Rate Loans or Offshore Rate Loans in respect of any Borrowing by such Borrower is reduced, by payment, prepayment, or conversion of part thereof to be less than $3,000,000, such CD Rate Loans or Offshore Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Company or the applicable Borrower to continue such Loans as, and convert such Loans into, Offshore Rate Loans or CD Rate Loans, as the case may be, shall terminate.

                (b) As to any Loans to a Borrower, the Company or the applicable Borrower shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than 9:00 a.m. (San Francisco time) at least (i) three Business Days in advance of the Conversion/Continuation Date, if such Loans are to be converted into or continued as Offshore Rate Loans; (ii) three Business Days in advance of the Conversion/Continuation Date, if such Loans are to be converted into or continued as CD Rate Loans; and (iii) one Business Day in advance of the Conversion/Continuation Date, if such Loans are to be converted into Base Rate Loans, specifying:

                        (A) the proposed Conversion/Continuation Date;

                        (B) the aggregate amount of Loans to be converted or
                continued;

                        (C) the Type of Loans resulting from the proposed
                conversion or continuation; and

                        (D) other than in the case of conversions into Base Rate
                Loans, the duration of the requested Interest Period.

                (c) If upon the expiration of any Interest Period applicable to CD Rate Loans or Offshore Rate Loans to a Borrower, the Company or such Borrower has failed to select timely a new Interest Period to be applicable to such CD Rate Loans or Offshore Rate Loans, as the case may be, or if any Default or Event of Default then exists, the Company or such Borrower shall be deemed to have elected to convert such CD Rate Loans or Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

                (d) The Agent will promptly notify each Bank of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company or the applicable Borrower, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Bank.

                (e) Unless the Required Banks otherwise consent, during the existence of a Default or Event of Default, no Borrower may elect to have a Loan converted into or continued as an Offshore Rate Loan or a CD Rate Loan.

                (f) After giving effect to any conversion or continuation of Loans, unless the Agent shall otherwise consent, there may not be more than six different Interest Periods in effect.

        2.5 Voluntary Termination or Reduction of Commitments. The Company may, upon not less than five Business Days' prior notice to the Agent, terminate the Commitments, or permanently reduce the Commitments by an aggregate minimum amount of $3,000,000 or any multiple of $1,000,000 in excess thereof; unless, after giving effect thereto and to any prepayments of Loans made on the effective date thereof, (a) the Effective Amount of all Revolving Loans, and L/C Obligations together would exceed the amount of the combined Commitments then in effect, or (b) the Effective Amount of all L/C Obligations then outstanding would exceed the L/C Commitment. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Commitments shall be applied to each Bank according to its Pro Rata Share. If and to the extent specified by the Company in the notice to the Agent, some or all of the reduction in the combined Commitments shall be applied to reduce the L/C

Commitment. All accrued commitment and letter of credit fees to, but not including, the effective date of any reduction or termination of Commitments, shall be paid on the effective date of such reduction or termination.

        2.6 Optional Prepayments. Subject to Section 4.4, the applicable Borrower may, at any time or from time to time, upon not less than five Business Days' irrevocable notice to the Agent, ratably prepay Loans to such Borrower, in whole or in part, in minimum amounts of $3,000,000 or any multiple of $1,000,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Agent will promptly notify each Bank of its receipt of any such notice, and of such Bank's Pro Rata Share of such prepayment. If such notice is given by the applicable Borrower, the applicable Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 4.4.

        2.7 Mandatory Prepayments of Loans; Mandatory Commitment Reductions. If on any date the Effective Amount of L/C Obligations exceeds the L/C Commitment, the Company shall Cash Collateralize on such date the outstanding Letters of Credit in an amount equal to the excess of the maximum amount then available to be drawn under the Letters of Credit over the Aggregate L/C Commitment. Subject to Section 4.4, if on any date after giving effect to any Cash Collateralization made on such date pursuant to the preceding sentence, the Effective Amount of all Revolving Loans then outstanding plus the Effective Amount of all L/C Obligations exceeds the combined Commitments, the Company shall immediately, and without notice or demand, prepay the outstanding principal amount of the Revolving Loans and L/C Advances by an amount equal to the applicable excess.

        2.8 Extension of Revolving Termination Date/ Repayment. (a) Not less than 30 days nor more than 60 days before the 12-month anniversary of the date of this Agreement, the Company may, by written request delivered to the Agent and the Banks, request that the Revolving Termination Date be extended for a period of 1 year from the then-current Revolving Termination Date. The Agent shall notify the Banks of any such request. Such extension shall only be effective upon the approval thereof in writing by the Agent and all of the Banks (which approval may be given or withheld in each such Person's sole discretion). If such approval is given, the Agent will notify the Company and the Banks thereof, and this Agreement shall be deemed to be amended to reflect such 1-year extension of the Revolving Termination date. Such request for an extension of the Revolving Termination Date under this Section shall contain a certification by a Responsible Officer that, as of the date of such request and as of the 12-month anniversary of the date of this Agreement, (i) the representations and warranties in Article VI are and will be true and correct in all material respects on and of each such date with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date), and (ii) no Default or Event of Default exists or would result from such extension. The Revolving Termination Date shall not be extended more than once pursuant to this Section 2.8(a).

                (b) Each Borrower shall repay to the Banks on the Revolving Termination Date the aggregate principal amount of Revolving Loans to such Borrower outstanding on such date.

        2.9 Interest. (a) Each Revolving Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the CD Rate, the Offshore Rate or the Base Rate, as the case may be (and subject to the right of the Company or the applicable Borrower to convert to other Types of Loans under Section 2.4), plus the Applicable Margin.

                (b) Interest on each Revolving Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Offshore Rate Loans or CD Rate Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request or with the consent of the Required Banks.

                (c) Notwithstanding subsection (a) of this Section, while any Event of Default exists or after acceleration, each applicable Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Obligations, at a rate per annum which is determined by adding 1% per annum to the Applicable Margin then in effect for such Loans and, in the case of Obligations not subject to an Applicable Margin, at a rate per annum equal to the Base Rate plus 1%; provided, however, that, on and after the expiration of any Interest Period applicable to any Offshore Rate Loan or CD Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Loan shall, during the continuation of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Base Rate plus 2%.

                (d) Anything herein to the contrary notwithstanding, the obligations of each Borrower to any Bank hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Bank, and in such event each Borrower shall pay such Bank interest at the highest rate permitted by applicable law.

        2.10 Fees. In addition to certain fees described in Section 3.8:

                (a) Arrangement, Agency Fees(a) Arrangement, Agency Fees. The Company shall pay an arrangement fee to the Arranger for the Arranger's own account, and shall pay an agency fee to the Agent for the Agent's own account, as required by the letter agreement ("Fee Letter") between the Company and the Arranger and Agent dated November 17, 1997.

                (b) Commitment Fees(b) Commitment Fees. The Company shall pay to the Agent for the account of each Bank a commitment fee on the average daily unused portion of such Bank's Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Agent, equal to the Applicable Margin . For purposes of calculating utilization under this subsection, the Commitments shall be deemed used to the extent of the Effective Amount of Revolving Loans then outstanding, plus the Effective Amount of L/C Obligations then outstanding. Such commitment fee shall accrue from the Closing Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing on March 31, 1998 through the Revolving Termination Date, with the final payment to be made on the Revolving Termination Date; provided that, in connection with any reduction or termination of Commitments under Section 2.5 or Section 2.7, the accrued commitment fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The commitment fees provided in this subsection shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Article V are not met.

                (c) Concurrent with execution and delivery of this Agreement, the Company agrees to pay to the Agent for the pro rata account of each Bank an upfront fee equal to 5.0 basis points of the aggregated Commitments.

        2.11 Computation of Fees and Interest. (a) All computations of interest for Base Rate Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

                (b) Each determination of an interest rate by the Agent shall be conclusive and binding on each Borrower and the Banks in the absence of manifest error. The Agent will, at the request of the Company or any Bank, deliver to the Company or the Bank, as the case may be, a statement showing the quotations used by the Agent in determining any interest rate and the resulting interest rate.

                (c) If any Reference Bank's Commitment terminates (other than on termination of all the Commitments), or for any reason whatsoever the Reference Bank ceases to be a Bank hereunder, that Reference Bank shall thereupon cease to be a Reference Bank, and the Offshore Rate shall be determined on the basis of the rates as notified by the remaining Reference Banks.

                (d) Each Reference Bank shall use its best efforts to furnish quotations of rates to the Agent as contemplated hereby. If any of the Reference Banks fails to supply such rates to the Agent upon its request, the rate of interest shall be determined on the basis of the quotations of the remaining Reference Bank(s).

        2.12 Payments by the Borrower. (a) All payments to be made by the Company and/or each Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company and/or each Borrower shall be made to the Agent for the account of the Banks at the Agent's Payment Office, and shall be made in dollars and in immediately available funds, no later than 11:00 a.m. (San Francisco time) on the date specified herein. The Agent will promptly distribute to each Bank its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Agent later than 11:00 a.m. (San Francisco time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

                (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

                (c) Unless the Agent receives notice from the Company or a Borrower prior to the date on which any payment is due to the Banks that the Company or such Borrower will not make such payment in full as and when required, the Agent may assume that the Company or such Borrower has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Company or such Borrower has not made such payment in full to the Agent, each Bank shall repay to the Agent on demand such amount distributed to such Bank, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Bank until the date repaid.

        2.13 Payments by the Banks to the Agent. (a) Unless the Agent receives notice from a Bank on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Bank will not make available as and when required hereunder to the Agent for the account of the applicable Borrower the amount of that Bank's Pro Rata Share of the Borrowing, the Agent may assume that each Bank has made such amount available to the Agent in immediately available funds on the Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to such Borrower on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to such Borrower such amount, that Bank shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Bank with respect to amounts owing under this subsection (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify such Borrower of such failure to fund and, upon demand by the Agent, such Borrower shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

                (b) The failure of any Bank to make any Loan on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any Borrowing Date.

        2.14 Sharing of Payments, Etc. If, other than as expressly provided elsewhere herein, any Bank shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder), such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. Each Borrower agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 13.10) with respect to such participation as fully as if such Bank were the direct creditor of such Borrower in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks following any such purchases or repayments.


                                   ARTICLE III

                              THE LETTERS OF CREDIT

        3.1 The Letter of Credit Subfacility. (a) On the terms and conditions set forth herein (i) the Issuing Bank agrees, (A) from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date to issue Letters of Credit for the account of any Borrower so requesting issuance of such Letters of Credit and to amend or renew Letters of Credit previously issued by it, in accordance with subsections 3.2(c) and (B) to honor drafts under the Letters of Credit; and (ii) the Banks severally agree to participate in Letters of Credit Issued for the account of such Borrower; provided, that the Issuing Bank shall not be obligated to Issue, and no Bank shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the "Issuance Date") (1) the Effective Amount of all L/C Obligations of all Borrowers plus the Effective Amount of all Revolving Loans to all Borrowers exceeds the combined Commitments, (2) the participation of any Bank in the Effective Amount of all L/C Obligations of all Borrowers plus the Effective Amount of the Revolving Loans to all Borrowers of such Bank exceeds such Bank's Commitment, or (3) the Effective Amount of L/C Obligations of all Borrowers exceeds the L/C Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the ability of each Borrower to obtain Letters of Credit shall be fully revolving, and, accordingly, each Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

                (b) The Issuing Bank is under no obligation to Issue any Letter of Credit if:

                    (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from Issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it;

                    (ii) the Issuing Bank has received written notice from any Bank, the Agent or any Borrower, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article V is not then satisfied;

                    (iii) the expiry date of any requested Letter of Credit is
        (A) more than 365 days after the date of Issuance, unless the Required Banks have approved such expiry date in writing, or (B) more than 365 days after the Revolving Termination Date, unless all of the Banks have approved such expiry date in writing;

                    (iv) the expiry date of any requested Letter of Credit is prior to the maturity date of any financial obligation to be supported by the requested Letter of Credit;

                    (v) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuing Bank, or the Issuance of a Letter of Credit shall violate any applicable policies of the Issuing Bank;

                    (vi) any standby Letter of Credit is for the purpose of supporting the issuance of any letter of credit by any other Person;

                    (vii) such requested Letter of Credit is in a face amount less than $500,000 or is denominated in a currency other than Dollars; or

                    (viii) such requested Letter of Credit is a commercial Letter of Credit.

        3.2 Issuance, Amendment and Renewal of Letters of Credit. (a) Each Letter of Credit shall be issued upon the irrevocable written request of the Company or a Borrower received by the Issuing Bank (with a copy sent by the Company or such Borrower to the Agent) at least four days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of issuance. Each such request for issuance of a Letter of Credit shall be by facsimile, confirmed immediately in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Bank may require.

                (b) At least two Business Days prior to the Issuance of any Letter of Credit, the Issuing Bank will confirm with the Agent (by telephone or in writing) that the Agent has received a copy of the L/C Application or L/C Amendment Application from the Company or the applicable Borrower and, if not, the Issuing Bank will provide the Agent with a copy thereof. Unless the Issuing Bank has received notice on or before the Business Day immediately preceding the date the Issuing Bank is to issue a requested Letter of Credit from the Agent
(A) directing the Issuing Bank not to issue such Letter of Credit because such issuance is not then permitted under subsection 3.1(a) as a result of the limitations set forth in clauses (1) through (3) thereof or subsection 3.1(b)(ii); or (B) that one or more conditions specified in Article V are not then satisfied; then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the requesting Borrower in accordance with the Issuing Bank's usual and customary business practices.

                (c) From time to time while a Letter of Credit is outstanding and prior to the Revolving Termination Date, the Issuing Bank will, upon the written request of the Company or a Borrower received by the Issuing Bank (with a copy sent by the Company or such Borrower to the Agent) at least four days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation to amend any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such letter of Credit does not accept the proposed amendment to the Letter of Credit. The Agent will promptly notify the Banks of the receipt by it of any L/C Application or L/C Amendment Application.

                (d) Intentionally Omitted

                (e) The Issuing Bank may, at its election (or as required by the Agent at the direction of the Required Banks), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the date referred to in Section 3.1(b)(iii).

                (f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

                (g) The Issuing Bank will also deliver to the Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

        3.3 Risk Participations, Drawings and Reimbursements. (a) Immediately upon the Issuance of each Letter of Credit each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Pro Rata Share of such Bank, times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. For purposes of subsection 2.1(b), each Issuance of a Letter of Credit shall be deemed to utilize the Commitment of each Bank by an amount equal to the amount of such participation.

                (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Company or the applicable Borrower. The applicable Borrower shall reimburse the Issuing Bank prior to 10:00 a.m. (San Francisco time), on each date that any amount is paid by the Issuing Bank under any Letter of Credit (each such date, an "Honor Date"), in an amount equal to the amount so paid by the Issuing Bank. In the event the applicable Borrower fails to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit by 10:00 a.m. (San Francisco time) on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Bank thereof, and the applicable Borrower shall be deemed to have requested that Base Rate Loans be made by the Banks to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Commitment and subject to the conditions set forth in Section 5.2. Any notice given by the Issuing Bank or the Agent pursuant to this subsection 3.3(b) may be oral if immediately confirmed in writing (including by facsimile); provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                (c) Each Bank shall upon any notice pursuant to subsection 3.3(b) make available to the Agent for the account of the relevant Issuing Bank an amount in Dollars and in immediately available funds equal to its Pro Rata Share of the amount of the drawing, whereupon the participating Banks shall (subject to subsection 3.3(d)) each be deemed to have made a Revolving Loan consisting of a Base Rate Loan to the applicable Borrower in that amount. If any Bank so notified fails to make available to the Agent for the account of the Issuing Bank the amount of such Bank's Pro Rata Share of the amount of the drawing by no later than 12:00 noon (San Francisco time) on the Honor Date, then interest shall accrue on such Bank's obligation to make such payment, from the Honor Date to the date such Bank makes such payment, at a rate per annum equal to the Federal

Funds Rate in effect from time to time during such period. The Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligations under this Section 3.3.

                (d) With respect to any unreimbursed drawing that is not converted into Revolving Loans consisting of Base Rate Loans to the applicable Borrower in whole or in part, because of the applicable Borrower's failure to satisfy the conditions set forth in Section 5.2 or for any other reason, the applicable Borrower shall be deemed to have incurred from the Issuing Bank an L/C Borrowing in the amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Base Rate plus 2% per annum, and each Bank's payment to the Issuing Bank pursuant to subsection 3.3(c) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Bank in satisfaction of its participation obligation under this Section 3.3.

                (e) Each Bank's obligation in accordance with this Agreement to make the Revolving Loans or L/C Advances, as contemplated by this Section 3.3, as a result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Bank and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Issuing Bank, any Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or
(iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, however, that each Bank's obligation to make Revolving Loans under this Section 3.3 is subject to the conditions set forth in Section 5.2.

        3.4 Repayment of Participations. (a) Upon (and only upon) receipt by the Agent for the account of the Issuing Bank of immediately available funds from the Company or the applicable Borrower (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any Bank has paid the Agent for the account of the Issuing Bank for such Bank's participation in the Letter of Credit pursuant to Section 3.3 or (ii) in payment of interest thereon, the Agent will pay to each Bank, in the same funds as those received by the Agent for the account of the Issuing Bank, the amount of such Bank's Pro Rata Share of such funds, and the Issuing Bank shall receive the amount of the Pro Rata Share of such funds of any Bank that did not so pay the Agent for the account of the Issuing Bank.

                (b) If the Agent or the Issuing Bank is required at any time to return to any Borrower, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by such Borrower to the Agent for the account of the Issuing Bank pursuant to subsection 3.4(a) in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Agent, forthwith return to the Agent or the Issuing Bank the amount of its Pro Rata Share of any amounts so returned by the Agent or the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Agent or the Issuing Bank, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

        3.5 Role of the Issuing Bank. (a) Each Bank and each Borrower agrees that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

                (b) No Agent-Related Person nor any of the respective correspondents, participants or assignees of the Issuing Bank shall be liable to any Bank for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Banks (including the Required Banks, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

                (c) Each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude such Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Bank, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 3.6; provided, however, anything in such clauses to the contrary notwithstanding, that such Borrower may have a claim against the Issuing Bank, and the Issuing Bank may be liable to such Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such Borrower which such Borrower proves were caused by the Issuing Bank's willful misconduct or gross negligence or the Issuing Bank's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

        3.6 Obligations Absolute. The obligations of each Borrower under this Agreement and any L/C-Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit issued for the account of such Borrower, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into Revolving Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances, including the following:

                (i) any lack of validity or enforceability of this Agreement or any L/C-Related Document;

                (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of any Borrower in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

                (iii) the existence of any claim, set-off, defense or other right that any Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

                (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

                (v) any payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

                (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of any Borrower in respect of any Letter of Credit; or

                (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or a guarantor.

        3.7 Cash Collateral Pledge. Upon (i) the request of the Agent, (A) if the Issuing Bank has honored any full or partial drawing request on any Letter of Credit and such drawing has resulted in an L/C Borrowing hereunder, or (B) if, as of the date which is 10 Business Days prior to the Revolving Termination Date, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, or (ii) the occurrence of the circumstances described in section 2.7 requiring the Company to Cash Collateralize Letters of Credit, then, the Company shall immediately Cash Collateralize the L/C Obligations in an amount equal to such L/C Obligations.

        3.8 Letter of Credit Fees. (a) Each applicable Borrower shall pay to the Agent for the ratable account of each of the Banks a letter of credit fee with respect to the Letters of Credit for the account of such Borrower, such fee to be equal to a rate per annum on the average daily maximum amount available to be drawn on the outstanding Letters of Credit as follows:

                (i) for a Financial L/C, (a) the maximum amount available to be drawn of all then-outstanding Financial L/C's times (b) 100% of the Applicable Margin for Offshore Rate Loans or CD Rate Loans as set forth in the pricing grid of the definition of Applicable Margin; and

                (ii) for a Performance L/C, (a) the maximum amount available to be drawn of all then-outstanding Performance L/C's times (b) 50% of the Applicable Margin for Offshore Rate Loans or CD Rate Loans as set forth in the pricing grid;

Such fees shall be computed on a quarterly basis in arrears on each Quarterly Payment Date based upon Letters of Credit outstanding for that quarter, as calculated by the Agent. Such letter of credit fees shall be due and payable quarterly in arrears on each Quarterly Payment Date following each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Revolving Termination Date (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the Revolving Termination Date (or such later expiration date).

                (b) Each Borrower shall pay to the Issuing Bank a letter of credit fronting fee for each Letter of Credit Issued by the Issuing Bank, such fee to be determined as set forth in the Fee Letter. Such Letter of Credit fronting fee shall be due and payable on each date of Issuance of a Letter of Credit.

                (c) Each Borrower shall pay to the Issuing Bank from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Bank relating to letters of credit as from time to time in effect.

        3.9 Uniform Customs and Practice. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.


                                   ARTICLE IV

                     TAXES, YIELD PROTECTION AND ILLEGALITY

        4.1 Taxes. (a) Any and all payments by any or all of the Borrowers to each Bank or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, each Borrower shall pay all Other Taxes which relate to Loans to or Letters of Credit for the account of such Borrower.

                (b) If any Borrower shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then:

                (i) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Bank or the Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

                (ii) such Borrower shall make such deductions and withholdings;

                (iii) such Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                (iv) such Borrower shall also pay to each Bank or the Agent for the account of such Bank, at the time interest is paid, Further Taxes in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

                (c) such Borrower agrees to indemnify and hold harmless each Bank and the Agent for the full amount of i) Taxes, ii) Other Taxes, and iii) Further Taxes in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank or the Agent makes written demand therefor.

                (d) Within 30 days after the date of any payment by any Borrower of Taxes, Other Taxes or Further Taxes, such Borrower shall furnish to each Bank or the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Bank or the Agent.

                (e) If any Borrower is required to pay any amount to any Bank or the Agent pursuant to subsection (b) or (c) of this Section, then such Bank shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by such Borrower which may thereafter accrue, if such change in the sole judgment of such Bank is not otherwise disadvantageous to such Bank.

        4.2 Illegality. (a) If any Bank determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office to make Offshore Rate Loans, then, on notice thereof by the Bank to the Company through the Agent, any obligation of that Bank to make Offshore Rate Loans shall be suspended until the Bank notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

                (b) If a Bank determines that it is unlawful to maintain any Offshore Rate Loan to a Borrower, such Borrower shall, upon its receipt of notice of such fact and demand from such Bank (with a copy to the Agent), prepay in full such Offshore Rate Loans of that Bank then outstanding to such Borrower, together with interest accrued thereon and amounts required under Section 4.4, either on the last day of the Interest Period thereof, if the Bank may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such Offshore Rate Loan. If a Borrower is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, such Borrower shall borrow from the affected Bank, in the amount of such repayment, a Base Rate Loan.

                (c) If the obligation of any Bank to make or maintain Offshore Rate Loans to a Borrower has been so terminated or suspended, such Borrower may elect, by giving notice to the Bank through the Agent that all Loans which would otherwise be made by the Bank as Offshore Rate Loans to such Borrower shall be instead Base Rate Loans.

                (d) Before giving any notice to the Agent under this Section, the affected Bank shall designate a different Lending Office with respect to its Offshore Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Bank, be illegal or otherwise disadvantageous to the Bank.

        4.3 Increased Costs and Reduction of Return. (a) If any Bank determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance by that Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Offshore Rate Loans or CD Rate Loans or participating in Letters of Credit, or, in the case of the Issuing Bank, any increase in the cost to the Issuing Bank of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the Company shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the

Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

                (b) If any Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Bank to the Company through the Agent, the Company shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase.

        4.4 Funding Losses. Each Borrower shall reimburse each Bank and hold each Bank harmless from any loss or expense arising from broken or defaulted or converted Interest Periods (including interest expense and attorneys fees) which the Bank may sustain or incur as a consequence of:

                (a) the failure of such Borrower to make on a timely basis any payment of principal of any Offshore Rate Loan or CD Rate Loan;

                (b) the failure of such Borrower to borrow, continue or convert a Loan after such Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation;

                (c) the failure of such Borrower to make any prepayment in accordance with any notice delivered under Section 2.6;

                (d) the prepayment (including pursuant to Section 2.7) or other payment (including after acceleration thereof) of an Offshore Rate Loan or a CD Rate Loan on a day that is not the last day of the relevant Interest Period; or

                (e) the automatic conversion under Section 2.4 of any Offshore Rate Loan or CD Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or CD Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by a Borrower to the Banks under this Section and under subsection 4.3(a), (i) each Offshore Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded, and (ii) each CD Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Certificate of Deposit Rate used in determining the CD Rate for such CD Rate Loan by the issuance of its certificate of deposit in a comparable amount and for a comparable period, whether or not such CD Rate Loan is in fact so funded.

        4.5 Inability to Determine Rates. If any Reference Bank or the Agent determines that for any reason adequate and reasonable means do not exist for determining the Offshore Rate or the CD Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan or CD Rate Loan, or that the Offshore Rate or the CD Rate applicable pursuant to subsection 2.9(a) for any requested Interest Period with respect to a proposed Offshore Rate Loan or CD Rate Loan does not adequately and fairly reflect the cost to such Banks of funding such Loan, the Agent will promptly so notify the Company and each Bank. Thereafter, the obligation of the Bank to make or maintain CD Rate Loans or Offshore Rate Loans, as the case may be, hereunder shall be suspended until the Agent upon the instruction of the Required Banks revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it or any Borrower. If the Company does not revoke such Notice, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of CD Rate Loans or Offshore Rate Loans, as the case may be.

        4.6 Intentionally Omitted.

        4.7 Certificates of BanksIV.7 Certificates of Banks. Any Bank claiming reimbursement or compensation under this Article IV shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Bank hereunder and such certificate shall be conclusive and binding on the Company and each applicable Borrower in the absence of manifest error.

        4.8 Survival. The agreements and obligations of the Company and each Borrower in this Article IV shall survive the payment of all other Obligations.


                                    ARTICLE V

                              CONDITIONS PRECEDENT

        5.1 Conditions of Initial Credit ExtensionsV.1 Conditions of Initial Credit Extensions. The obligation of each Bank to make its initial Credit Extension hereunder is subject to the condition that the Agent shall have received on or before the Closing Date all of the following, in form and substance satisfactory to the Agent and each Bank, and in sufficient copies for each Bank:

                (a) Credit Agreement and Notes(a) Credit Agreement and Notes. This Agreement and the Notes (if any) executed by the Company and each Original Borrowing Subsidiary;

                (b) Resolutions; Incumbency(b) Resolutions; Incumbency.

                    (i) Copies of the resolutions of the board of directors for each of the Company and each Original Borrowing Subsidiary authorizing the transactions contemplated hereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of such Person; and

                    (ii) An incumbency certificate for each of the Company and each Original Borrowing Subsidiary executed by the Secretary or Assistant Secretary of the applicable Borrower, which shall identify by name and title and bear the signature of the officers of such Borrower authorized to sign the Loan Documents and to make borrowings hereunder, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the applicable Borrower.

                (c) Organization Documents; Good Standing(c) Organization Documents; Good Standing. Each of the following documents:

                    (i) the articles or certificate of incorporation and the bylaws of the Company and each Original Borrowing Subsidiary, certified by the Secretary or Assistant Secretary of the Company or such Subsidiary as of the Closing Date; and

                    (ii) a good standing and tax good standing certificate for the Company and each Original Borrowing Subsidiary from the Secretary of State (or similar, applicable Governmental Authority) of Delaware and California (or in the case of a Subsidiary, its state of incorporation) together with a bring-down certificate by facsimile, dated the Closing Date;

                (d) Legal Opinions(d) Legal Opinions. An opinion of Larry L. Grant as General Counsel and Rachelle Badal as Associate General Counsel, counsel to the Borrowers and addressed to the Agent and the Banks, substantially in the form of Exhibit D.

                (e) Payment of Fees(e) Payment of Fees. Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of BofA to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute BofA's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and BofA); including any such costs, fees and expenses arising under or referenced in Sections 2.10 and 13.4;

                (f) Certificate(f) Certificate. A certificate signed by a Responsible Officer, dated as of the Closing Date, stating that:

                    (i) the representations and warranties contained in Article VI are true and correct on and as of such date, as though made on and as of such date;

                    (ii) no Default or Event of Default exists or would result from the Credit Extension; and

                    (iii) there has occurred since September 26, 1997, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect; and

               (g) Other Documents(g) Other Documents. Such other approvals, opinions, documents or materials as the Agent or any Bank may request.

        5.2 Conditions to All Credit Extensions. The obligation of each Bank to make any Revolving Loan to be made by it (including its initial Revolving Loan) or to continue or convert any Revolving Loan under Section 2.4 and the obligation of the Issuing Bank to Issue any Letter of Credit (including the initial Letter of Credit) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date, Conversion/Continuation Date or Issuance Date:

               (a) Notice, Application(a) Notice, Application. The Agent shall have received (with, in the case of the initial Revolving Loan only, a copy for each Bank) a Notice of Borrowing or a Notice of Conversion/Continuation, as applicable or in the case of any Issuance of any Letter of Credit, the Issuing Bank and the Agent shall have received an L/C Application or L/C Amendment Application, as required under Section 3.2;

               (b) Continuation of Representations and Warranties(b) Continuation of Representations and Warranties. The representations and warranties in Article V shall be true and correct on and as of such Borrowing Date or Conversion/Continuation Date or Issuance Date with the same effect as if made on and as of such Borrowing Date or Conversion/Continuation Date or Issuance Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); and

               (c) No Existing Default(c) No Existing Default. No Default or Event of Default shall exist or shall result from such Borrowing or continuation or conversion or Issuance.

Each Notice of Borrowing, Notice of Conversion/Continuation and L/C Application or L/C Amendment Application submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice and as of each Borrowing Date, Conversion/Continuation Date, or Issuance Date, as applicable, that the conditions in this Section 5.2 are satisfied.

        5.3 Initial Credit Extension to Each Additional Borrowing Subsidiary. The obligation of each Bank to make its initial Credit Extension hereunder to an Additional Borrowing Subsidiary is subject to the condition that the Agent shall have received all of the following in form and substance satisfactory to the Agent and the Banks and in sufficient number of copies for each Bank:

            (a) An assumption agreement substantially in the form of Exhibit E ("Assumption Agreement") executed and delivered by such Additional Borrowing Subsidiary and containing the written consent of the Company.

            (b) The documents referred to in Section 5.1(b) and Section 5.1(c) but dated as of a date satisfactory to the Agent and the Banks (it being understood that for this purpose each Additional Borrowing Subsidiary shall be deemed to be an Original Borrowing Subsidiary).

            (c) Written opinions of in-house counsel to such Additional Borrowing Subsidiary addressed to the Agent and each Bank.

            (d) If requested by the Agent or any Bank pursuant to Section 2.2(b), Notes executed by such Additional Borrowing Subsidiary payable to the order of each of the Banks.

            (e) Such other documents as the Banks or their counsel may have reasonably requested after reasonable advance notice to the Company and such Additional Borrowing Subsidiary.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

        Each of the Borrowers represents and warrants to the Agent and each Bank that:

        6.1 Corporate Existence and Power. The Company and each of its
Subsidiaries:

            (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

            (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents;

            (c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

            (d) is in compliance with all Requirements of Law; except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

        6.2 Corporate Authorization; No Contravention. The execution, delivery and performance by the Company and its Subsidiaries of this Agreement and each other Loan Document to which such Person is party, have been duly authorized by all necessary corporate action, and do not and will not:

            (a) contravene the terms of any of that Person's Organization Documents;

            (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

            (c) violate any Requirement of Law.

        6.3 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company or any of its Subsidiaries of the Agreement or any other Loan Document.

        6.4 Binding Effect. This Agreement and each other Loan Document to which the Company or any of its Subsidiaries is a party constitute the legal, valid and binding obligations of the Company and any of its Subsidiaries to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

        6.5 Litigation. Except as specifically disclosed in Schedule 6.5, there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, its Subsidiaries or any of their respective properties which:

            (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

            (b) if determined adversely to the Company or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

        6.6 No Default. No Default or Event of Default exists or would result from the incurring of any Obligations by the Company. As of the Closing Date, neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Closing Date, create an Event of Default under subsection 10.1(e).

        6.7 ERISA Compliance. Except as specifically disclosed in Schedule 6.7:

            (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Company, nothing has occurred which would cause the loss of such qualification. The Company and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

            (b) There are no pending or, to the best knowledge of Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

            (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under
Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

        6.8 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by Section 7.12 and Section 8.6. Neither the Company nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

        6.9 Title to Properties. The Company and each Subsidiary have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Closing Date, the property of the Company and its Subsidiaries is subject to no Liens, other than Permitted Liens.

        6.10 Taxes. The Company and its Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Company or any Subsidiary that would, if made, have a Material Adverse Effect.

        6.11 Financial Condition. (a) The audited consolidated financial statements of the Company and its Subsidiaries dated December 27, 1996, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal year ended on that date:

                (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

                (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

                (iii) except as specifically disclosed in Schedule 6.11, show all material indebtedness and other liabilities, direct or contingent, of the Company and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations.

            (b) Since September 26, 1997, there has been no Material Adverse Effect.

        6.12 Environmental Matters. The Company conducts in the ordinary course of business a review of the effect of existing Environmental Laws and existing Environmental Claims on its business, operations and properties, and as a result thereof the Company has reasonably concluded that, except as specifically disclosed in Schedule 6.12, such Environmental Laws and Environmental Claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        6.13 Regulated Entities. None of the Company, any Person controlling the Company, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of

1940. The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

        6.14 No Burdensome Restrictions. Neither the Company nor any Subsidiary is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

        6.15 Copyrights, Patents, Trademarks and Licenses, etc. Except as specifically disclosed in Schedule 6.5, no claim or litigation is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Company, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

        6.16 Subsidiaries. As of the Closing Date, the Company has no Subsidiaries other than those specifically disclosed in part (a) of Schedule
6.16 hereto and has no equity investments in any other corporation or entity other than those specifically disclosed in part (b) of Schedule 6.16.

        6.17 Insurance. Except as specifically disclosed in Schedule 6.17, the properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates.

        6.18 Swap Obligations. Neither the Company nor any of its Subsidiaries has incurred any outstanding obligations under any Swap Contracts, other than Permitted Swap Obligations. The Company has undertaken its own independent assessment of its consolidated assets, liabilities and commitments and has considered appropriate means of mitigating and managing risks associated with such matters and has not relied on any swap counterparty or any Affiliate of any swap counterparty in determining whether to enter into any Swap Contract.

        6.19 Full Disclosure. None of the representations or warranties made by the Company or any Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Company to the Banks prior to the Closing
Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.


                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

      So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Banks waive compliance in writing:

        7.1 Financial Statements. The Company shall deliver to the Agent and the Banks, in form and detail satisfactory to the Agent and the Required Banks:

            (a) as soon as available, but not later than 100 days after the end of each fiscal year (commencing with the fiscal year ended December 26, 1997), a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Ernst and Young, LLP or another nationally-recognized independent public accounting firm ("Independent Auditor") which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's or any Subsidiary's records;

            (b) as soon as available, but not later than 50 days after the end of each of the first three fiscal quarters of each fiscal year (commencing with the fiscal quarter ended March 27, 1998), a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and the Subsidiaries;

        7.2 Certificates; Other Information. The Company shall furnish to the Agent and the Banks:

            (a) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and (b), a Compliance Certificate executed by a Responsible Officer;

            (b) promptly, copies of all financial statements and reports that the Company sends to its shareholders, and copies of all financial statements and regular, periodical or special reports (including Forms 10K, 10Q and 8K) that the Company or any Subsidiary may make to, or file with, the SEC; and

            (c) promptly, such additional reasonable information regarding the business, financial or corporate affairs of the Company or any Subsidiary as the Agent, at the request of any Bank, may from time to time request.

        7.3 Notices. The Company shall promptly notify the Agent and each Bank:

            (a) of the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that foreseeably will become a Default or Event of Default;

            (b) of any matter that has resulted or may result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Company or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Company or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Company or any Subsidiary; including pursuant to any applicable Environmental Laws;

            (c) of the occurrence of any of the following events affecting the Company or any ERISA Affiliate (but in no event more than 10 days after such event), and deliver to the Agent and each Bank a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any ERISA Affiliate with respect to such event:

                (i) an ERISA Event;

                (ii) a material increase in the Unfunded Pension Liability of any Pension Plan;

                (iii) the adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by the Company or any ERISA Affiliate; or

                (iv) the adoption of any amendment to a Plan subject to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability.

            (d) of any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries, if not otherwise disclosed; and

            (e) upon the request from time to time of the Agent, the Swap Termination Values, together with a description of the method by which such values were determined, relating to any then-outstanding Swap Contracts to which the Company or any of its Subsidiaries is party.

             Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Company or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under subsection 7.3(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been (or foreseeably will be) breached or violated.

        7.4 Preservation of Corporate Existence, Etc. The Company shall, and shall cause each Subsidiary to:

            (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation;

            (b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business;

            (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

            (d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

        7.5 Maintenance of Property. The Company shall maintain, and shall cause each Subsidiary to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted and make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, except as permitted by Section 8.2. The Company and each Subsidiary shall use the standard of care typical in the industry in the operation and maintenance of its facilities.

        7.6 Insurance. The Company shall maintain, and shall cause each Subsidiary to maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

        7.7 Payment of Obligations. The Company shall, and shall cause each Subsidiary to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including:

            (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary;

            (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and

            (c) all indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

        7.8 Compliance with Laws. The Company shall comply, and shall cause each Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

        7.9 Compliance with ERISA. The Company shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

        7.10 Inspection of Property and Books and Records. The Company shall maintain and shall cause each Subsidiary to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. The Company shall permit, and shall cause each Subsidiary to permit, representatives and independent contractors of the Agent or any Bank to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at the expense of the Company and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, when an Event of Default exists the Agent or any Bank may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice.

        7.11 Environmental Laws. The Company shall, and shall cause each Subsidiary to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws. VII.12 Use of ProceedsVII.12 Use of Proceeds. The Company shall use the proceeds of the Loans for working capital and other general corporate purposes not in contravention of any Requirement of Law or of any Loan Document.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

      So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Banks waive compliance in writing:

        8.1 Limitation on Liens. The Company shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

            (a) any Lien existing on property of the Company or any Subsidiary on the Closing Date and set forth in Schedule 8.1(a) securing Indebtedness outstanding on such date;

            (b) any Lien created under any Loan Document;

            (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 7.7, provided that no notice of lien (other than routine real estate tax liens not in default) in excess of $2,000,000 has been filed or recorded under the Code;

            (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

            (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

            (f) Liens on the property of the Company or its Subsidiary securing
(i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business;

            (g) Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed and all such liens in the aggregate at any time outstanding for the Company and its Subsidiaries do not exceed $10,000,000;

            (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries;

            (i) Liens on assets of corporations which become Subsidiaries after the date of this Agreement, provided, however, that such Liens existed at the time the respective corporations became Subsidiaries and were not created in anticipation thereof;

             (j) purchase money security interests on any property acquired or held by the Company or its Subsidiaries, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any such Lien attaches to such property concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, and (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such property;

             (k) Liens securing obligations in respect of capital leases on assets subject to such leases, provided that such capital leases are otherwise permitted hereunder;

             (l) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Company or any Subsidiary to provide collateral to the depository institution;

             (m) Liens consisting of pledges of cash collateral or government securities to secure on a mark-to-market basis Permitted Swap Obligations only, provided that (i) the counterparty to any Swap Contract relating to such Permitted Swap Obligation is under a similar requirement to deliver similar collateral from time to time to the Company or the Subsidiary party thereto on a mark-to-market basis; and (ii) the aggregate value of such collateral so pledged by the Company and the Subsidiaries together in favor of any counterparty does not at any time exceed $10,000,000;

             (n) Liens on up to $200,000,000 of cash equivalents securing Off-Balance Sheet Lease Obligations pursuant to the Off-Balance Sheet Lease Facility, provided, however, that (i) the Off-Balance Sheet Lease Facility, has been consented to by all Banks; (ii) so long as such Off-Balance Sheet Lease Obligations are outstanding, the Company's unencumbered cash balances shall exceed $100,000,000 and (iii) immediately before and after giving effect to the grant of such Liens, no Default or Event of Default shall exist; and

             (o) Liens on fixed assets (i.e. property, plant and equipment) acquired after the date hereof by the Borrower or its Subsidiaries; provided that, the aggregate principal amount of Indebtedness secured by all such Liens shall not at any one time exceed 20% of the Company's Consolidated Tangible Net Worth;

        8.2 Disposition of Assets. The Company shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

            (a) dispositions of inventory, or used, worn-out or surplus equipment, all in the ordinary course of business;

            (b) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

            (c) dispositions of assets in the ordinary course of business (but in any event not involving the sale or transfer of domestic accounts receivable)by the Company or any Subsidiary to the Company or any Subsidiary pursuant to reasonable business requirements; and

            (d) other dispositions (but in any event not involving the sale or transfer of domestic accounts receivable) which are made for fair market value; provided, that (i) at the time of any such disposition, no Event of Default shall exist or shall result from such disposition, (ii) the aggregate sales price from such disposition shall be paid in cash, and (iii) the aggregate value of all assets so sold by the Company and its Subsidiaries, shall not exceed 20% of the Consolidated Tangible Net Worth as of the end of the fiscal quarter then most recently ended.

        8.3 Consolidations and Mergers. The Company shall not, and shall not suffer or permit any Subsidiary to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

            (a) any Subsidiary may merge with the Company, provided that the Company shall be the continuing or surviving corporation, or with any one or more Subsidiaries, provided that if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation; and

            (b) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company or another Wholly-Owned Subsidiary.

            (c) The Company or any Subsidiary may merge with another Person, provided that: (i) in the case of a merger with another company, the Company shall be the surviving entity, (ii) total cumulative cash consideration payable by the Company or a Subsidiary in connection with all such mergers or consolidations shall not exceed 100% of the Company's Consolidated Tangible Net Worth at the end of the prior fiscal quarter, (iii) to the extent cash is payable in connection with such merger, the Company's remaining unencumbered cash balances shall exceed $100,000,000 after giving effect to such payment,
(iv) immediately before and after giving effect to such merger, no

Default or Event of Default shall exist, and (v) the Company shall have furnished to the Agent pro forma financial statements showing compliance by the Company with the financial tests in Article IX (such pro forma statements to be as of the fiscal quarter immediately preceding the date of such merger but prepared on the assumption that such merger occurred on the last day of such fiscal quarter) together with a certificate of a Responsible Officer to the effect that all of the conditions in this Section 8.3 will be satisfied as of the date of such merger.

        8.4 Loans and Investments. The Company shall not purchase or acquire, or suffer or permit any Subsidiary to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisitions, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Company (together, "Investments"), except for:

            (a) Investments held by the Company or Subsidiary in the form of cash equivalents or short term marketable securities;

            (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

            (c) extensions of credit by the Company to any of its Wholly-Owned Subsidiaries or by any of its Wholly-Owned Subsidiaries to another of its Wholly-Owned Subsidiaries;

            (d) Investments incurred in order to consummate Acquisitions otherwise permitted herein, provided that (i) the cash consideration payable by the Company or a Subsidiary in connection with any such Acquisition, together with the cash consideration payable by the Company or a Subsidiary in connection with all prior Acquisitions undertaken by the Company and its Subsidiaries after the Closing Date, together with the cash consideration payable by the Company or a Subsidiary in connection with all mergers permitted under Section 8.3(c) shall not exceed at the time of such Investment 100% of Consolidated Tangible Net Worth at the end of the fiscal quarter immediately prior to such Acquisition,
(ii) such Acquisitions are undertaken in accordance with all applicable Requirements of Law, (iii) the prior, effective written consent or approval to such Acquisition of the board of directors or equivalent governing body of the acquiree is obtained, (iv) to the extent cash is payable in connection with such Acquisition, the Company's remaining unencumbered cash balances shall exceed $100,000,000 after giving effect to such payment, (v) immediately before and after giving effect to such Acquisition, no Default or Event of Default shall exist, and (vi) the Company shall have furnished to the Agent pro forma financial statements showing compliance by the Company with the financial tests in Article IX (such pro forma statements to be as of the fiscal quarter immediately preceding the date of such Acquisition but prepared on the assumption that such Acquisition occurred on the last day of the quarter) together with a certificate of a Responsible Officer to the effect that all of the conditions in this
Section 8.4 will be satisfied as of the date of such Acquisition; and

            (e) Investments constituting Permitted Swap Obligations or payments or advances under Swap Contracts relating to Permitted Swap Obligations.

        8.5 Transactions with Affiliates. The Company shall not, and shall not suffer or permit any Subsidiary to, enter into any transaction with any Affiliate of the Company, except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary.

        8.6 Use of Proceeds. The Company shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

        8.7 Contingent Obligations. The Company shall not, and shall not suffer or permit any Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligations except:

            (a) endorsements for collection or deposit in the ordinary course of business;

            (b) Permitted Swap Obligations;

            (c) Contingent Obligations of the Company and its Subsidiaries existing as of the Closing Date and listed in Schedule 8.7;

            (d) Contingent Obligations with respect to Surety Instruments incurred in the ordinary course of business and not exceeding at any time $25,000,000 in the aggregate in respect of the Company and its Subsidiaries together;

            (e) Contingent Obligations arising under the Loan Documents; and

            (f) Off Balance Sheet Lease Obligations under the UBS Off-Balance Sheet Lease Facility.

        8.8 Restricted Payments. The Company shall not, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding; except that the Company may:

             (a) declare and make dividend payments or other distributions payable solely in its common stock;

            (b) purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock;

            (c) purchase, redeem or otherwise acquire shares of its common stock, provided, that, such purchase, redemption or acquisition is pursuant to the Company's employee stock option purchase plan,

            (d) purchase, redeem or otherwise acquire shares of its common stock, provided, that, the aggregate of all such purchases, redemptions and acquisitions shall not exceed $200,000,000 and immediately before and after giving effect to any such purchase, redemption, or acquisition under this clause
(ii), the Company's unencumbered cash balances shall exceed $100,000,000; and

            (e) declare and pay cash dividends to its stockholders, provided, that, in any period of four consecutive fiscal quarters the aggregate of all such dividends declared or paid in respect of capital stock of the Company shall not exceed 15% of the Company's consolidated net income for such period;

provided, that, in the case of (c), (d) and (e), immediately after giving effect to such proposed action, no Default or Event of Default would exist.

        8.9 ERISA. The Company shall not, and shall not suffer or permit any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably expected to result in liability of the Company in an aggregate amount in excess of $10,000,000; or (b) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

        8.10 Change in Business. The Company shall not, and shall not suffer or permit any Subsidiary to, engage in any material line of business substantially different from those lines of business carried on by the Company and its Subsidiaries on the date hereof.

        8.11 Accounting Changes. The Company shall not, and shall not suffer or permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Company or of any Subsidiary.

        8.12 Subordinated Debt. The Company shall not, and shall not permit any of its Subsidiaries to:

            (a) subject to clause (c) below, make any payment (whether of principal, interest or otherwise) on any Subordinated Debt on any day other than the stated, scheduled date for such payment set forth in the documents and instruments evidencing such Subordinated Debt;

            (b) make any payment on any Subordinated Debt in contravention or violation of the subordination provisions thereof; or

            (c) prepay, redeem, purchase or defease any Subordinated Debt, or make any deposit for any of the foregoing purposes; provided that, the Company may redeem Subordinated Debt if immediately before and after giving effect thereto (i) the Company has unencumbered cash balances in excess of $100,000,000 and (ii) no Default or Event of Default shall exist; or

            (d) enter into any amendment or modification of any Subordinated
Debt.



                                   ARTICLE IX

                               FINANCIAL COVENANTS

      So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Banks waive compliance in writing:

        9.1 Consolidated Tangible Net Worth. Not permit at any time Consolidated Tangible Net Worth to be less than the sum of (i) 85% of Consolidated Tangible Net Worth as of September 26, 1997, plus (ii) 75% of positive net income (before acquisition related charges if such charges are expensed in the fiscal quarter in which the related Acquisition is completed) for the period from and after September 26, 1997, plus (iii) 75% of the aggregate net proceeds received by the Company from the issuance or sale of its capital stock from and after the date hereof, plus (iv) 100% of the principal amount of any Subordinated Debt which is converted into equity after the date hereof, less (v) 100% of acquisition related charges if such charges are expensed in the fiscal quarter in which the related Acquisition is completed.

        9.2 Leverage Ratio. Not permit at any time the ratio of

                  (i) the Company's consolidated Indebtedness (including Surety Instruments but excluding Subordinated Debt), to

                  (ii) the sum of the Company's consolidated Indebtedness (including Surety Instruments), plus Consolidated Tangible Net Worth,

to be greater than 0.35 to 1.00.

        9.3 Fixed Charge Coverage Ratio. Not permit for any period of four consecutive fiscal quarters of the Company, the ratio of

            (A)   the sum of:

                  (i) the consolidated operating income (before Acquisition related charges if such charges are expensed in the fiscal quarter in which the related Acquisition is completed) of the Company and its Subsidiaries for such period, plus

                  (ii) the consolidated rent/operating lease expense of the Company and its Subsidiaries for such period to

            (B)   the sum of:

                  (i) the consolidated interest expense of the Company and its Subsidiaries for such period, plus

                  (ii) the consolidated capitalized interest of the Company and its Subsidiaries for such period, plus

            (iii) the consolidated rent/operating lease expense of the Company and its Subsidiaries for such period, plus

            (iv) dividends on its capital stock declared or paid by the Company during such period, plus

            (v) the aggregate average current portion of long term debt (as of the end of each of the four fiscal quarters then most recently ended) of the Company and its Subsidiaries which is payable within 12 months of the end of each such fiscal quarters, to be less than 1.25 to 1.00.


                                    ARTICLE X

                                EVENTS OF DEFAULT

      10.1 Event of Default. Any of the following shall constitute an "Event of Default":

            (a) Non-Payment. Any Borrower fails to pay, (i) when and as required to be paid herein, any amount of principal of any Loan or of any L/C Obligation, or (ii) within 3 days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document; or

            (b) Representation or Warranty. Any representation or warranty by the Company or any Subsidiary made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by the Company, any Subsidiary, or any Responsible Officer, furnished at any time under this Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

            (c) Specific Defaults. The Company fails to perform or observe any term, covenant or agreement contained in any of Section 7.1, 7.2, 7.3 or
7.9 or in Articles VIII, IX or XII; or

            (d) Other Defaults. The Company or any Subsidiary party thereto fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 20 days after the earlier of (i) the date upon which a Responsible Officer knew or reasonably should have known of such failure or
(ii) the date upon which written notice thereof is given to the Company by the Agent or any Bank; or

            (e) Cross-Default. (i) The Company or any Subsidiary

                (A) fails to make any payment in respect of any Indebtedness or Contingent Obligation (other than in respect of Swap Contracts), having an aggregate principal amount (and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $20,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or

                (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded;

or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (1) any event of default under such Swap Contract as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (2) any Termination Event (as so defined) as to which the Company or any Subsidiary is an Affected Party (as so defined), and, in either event, the Swap Termination Value owed by the Company or such Subsidiary as a result thereof is greater than $20,000,000 (Notwithstanding the foregoing, the provisions of this Section 10.1(e) shall not apply to a non-material default under an equipment lease entered into in the ordinary course of business so long as (i) such default arises from a good faith dispute which is not related to the creditworthiness of the Company or its Subsidiaries, and (ii) the aggregate Indebtedness under all such equipment leases shall not exceed $50,000,000 in the aggregate); or

            (f) Insolvency; Voluntary Proceedings. The Company or any Subsidiary
(i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or
(iv) takes any action to effectuate or authorize any of the foregoing; or

            (g) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Company or any Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company's or any Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company or any Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or
(iii) the Company or any Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

            (h) ERISA. (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $10,000,000; the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $10,000,000; or (iii) the Company or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $10,000,000; or

            (i) Monetary Judgments. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against the Company or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $10,000,000 or more, and the same shall remain unvacated and unstayed pending appeal for a period of 10 days after the entry thereof; or

            (j) Non-Monetary Judgments. Any non-monetary judgment, order or decree is entered against the Company or any Subsidiary which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

            (k) Change of Control. There occurs any Change of Control; or

            (l) Adverse Change. There occurs a Material Adverse Effect.

      10.2 Remedies. If any Event of Default occurs, the Agent shall, at the request of, or may, with the consent of, the Required Banks,

            (a) declare the commitment of each Bank to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit to be terminated, whereupon such commitments and obligation shall be terminated;

            (b) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and

            (c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event specified in subsection
(f) or (g) of Section 10.1 (in the case of clause (i) of subsection (g) upon the expiration of the 60-day period mentioned therein), the obligation of each Bank to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent, the Issuing Bank or any Bank.

      10.3 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

       10.4 Certain Financial Covenant Defaults. In the event that, after taking into account any extraordinary charge to earnings taken or to be taken as of the end of any fiscal period of the Company (a "Charge"), and if solely by virtue of such Charge, there would exist an Event of Default due to the breach of any of Sections 9.1, 9.2, or 9.3 as of such fiscal period end date, such Event of Default shall be deemed to arise upon the earlier of (a) the date after such fiscal period end date on which the Company announces publicly it will take, is taking or has taken such Charge (including an announcement in the form of a statement in a report filed with the SEC) or, if such announcement is made prior to such fiscal period end date, the date that is such fiscal period end date, or
(b) the date the Company delivers to the Agent its audited annual or unaudited quarterly financial statements in respect of such fiscal period reflecting such Charge as taken.


                                   ARTICLE XI

                                    THE AGENT

      11.1 Appointment and Authorization; "Agent". (a) Each Bank hereby irrevocably (subject to Section 11.9) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

            (b) The Issuing Bank shall act on behalf of the Banks with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Agent may agree at the request of the Required Banks to act for such Issuing Bank with respect thereto; provided, however, that the Issuing Bank shall have all of the benefits and immunities (i) provided to the Agent in this Article XI with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit Issued by it or proposed to be Issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent", as used in this Article XI, included the Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

      11.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

      11.3 Liability of Agent. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

      11.4 Reliance by Agent. (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Banks or the Banks, as the case may be, as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Banks, or the Banks, as the case may be, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

            (b) For purposes of determining compliance with the conditions specified in Section 5.1, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank.

      11.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Banks in accordance with Article X; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

      11.6 Credit Decision. Each Bank acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company and its Subsidiaries hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

      11.7 Indemnification of Agent. Whether or not the transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Bank shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, closing, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.


      11.8 Agent in Individual Capacity. BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent or the Issuing Bank hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent or the Issuing Bank.

      11.9 Successor Agent. The Agent may, and at the request of the Required Banks shall, resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Required Banks shall appoint from among the Banks a successor agent for the Banks. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XI and Sections 13.4 and 13.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Banks appoint a successor agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the Agent at the request of the Banks unless BofA shall also simultaneously be replaced as "Issuing Bank" hereunder pursuant to documentation in form and substance reasonably satisfactory to BofA.

      11.10 Withholding Tax. (a) If any Bank is a "foreign corporation, partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent, to deliver to the Agent:

            (i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, two properly completed and executed copies of IRS Form 1001 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

            (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement; and

            (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Bank agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

            (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of any Borrower to such Bank, such Bank agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of such Borrower to such Bank. To the extent of such percentage amount, the Agent will treat such Bank's IRS Form 1001 as no longer valid.

            (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of such Borrower to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

            (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. However, if the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

            (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered or was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

      11.11 Syndication Agents. None of the Banks identified on the facing page or signature pages of this Agreement as a "syndication agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of the Banks so identified as a "syndication agent" shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.



                                   ARTICLE XII

                                    GUARANTY

      12.1 Guaranty. The Company hereby irrevocably, absolutely and unconditionally guarantees the full and punctual payment or performance when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all of the Obligations of each of the Borrowing Subsidiaries (collectively, the "Subsidiary Obligations"), including Subsidiary Obligations in respect of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or the operation of Sections 502(b) and 506(b) of the Bankruptcy Code. This Agreement constitutes a guaranty of payment and performance when due and not of collection, and the Company specifically agrees that it shall not be necessary or required that the Agent or any Bank exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Company (or any other Person) before or as a condition to the obligations of the Company hereunder. The Agent or any Bank may permit the indebtedness of the Company to the Agent or any Bank to include indebtedness other than the Subsidiary Obligations, and may apply any amounts received from any source, other than from the Company, to that portion of Company's indebtedness to the Agent or any Bank which is not a part of the Subsidiary Obligations.

      12.2 Obligations Independent. The obligations hereunder are independent of the obligations of the Company, and a separate action or actions may be brought and prosecuted against the Company whether action is brought against the Company or whether the Company be joined in any such action or actions.

      12.3 Authorization of Renewals, Etc. The Company authorizes the Agent and each Bank, without notice or demand and without affecting its liability hereunder, from time to time:

            (a) to renew, compromise, extend, accelerate or otherwise change the time for payment, or otherwise change the terms, of the Subsidiary Obligations, including increase or decrease of the rate of interest thereon, or otherwise change the terms of this Agreement or any other Loan Document;

            (b) to receive and hold security for the payment of this Agreement or the Subsidiary Obligations and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;

            (c) to apply such security and direct the order or manner of sale thereof as the Agent, or any Bank, as the case may be, in its or their discretion may determine; and

            (d) to release or substitute any one or more of any endorsers or guarantors of the Subsidiary Obligations.

The Company further agrees the performance or occurrence of any of the acts or events described in clauses (a), (b), (c), and (d) above with respect to indebtedness or other obligations of the Company, other than the Subsidiary Obligations, to the Agent or any Bank, shall not affect the liability of the Company hereunder.

      12.4 Waiver of Certain Rights. The Company waives any right to require the Agent or any Bank:

            (a) to proceed against the Company or any other Person;

            (b) to proceed against or exhaust any security for the Subsidiary Obligations or any other indebtedness of the Company to the Agent or any Bank; or

            (c) to pursue any other remedy in the Agent's or any such Bank's power whatsoever.

      12.5 Waiver of Certain Defenses. With respect to its obligations under
Article XII, the Company hereby waives (i) any defense arising by reason of any disability or other defense of the Company, or the cessation from any cause whatsoever of the liability of the Company, whether consensual or arising by operation of law or any bankruptcy, insolvency or debtor relief proceeding, or from any other cause, or any claim that the Company's obligations exceed or are more burdensome than those of the Company, (ii) any defense arising by reason of any statute of limitations affecting the liability of the Company, (iii) all rights and defenses arising out of an election of remedies by the Agent or any Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Subsidiary Obligations, has destroyed the Company's rights of subrogation and reimbursement against the Company by operation of Section 580d of the California Code of Civil Procedure (if applicable) or other applicable law, and all rights or defenses the Company may have by reason of protection afforded to the Company with respect to the Subsidiary Obligations pursuant to the antideficiency laws or other laws of the State of California (or other applicable jurisdiction) limiting or discharging the Subsidiary Obligations, and (iv) any benefit of, and any right to participate in, any security or other guaranty now or hereafter held by the Agent or any Bank securing the Subsidiary Obligations.

      12.6 Waiver of Presentments, Etc. The Company waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Agreement and of the existence, creation, or incurring of new or additional Subsidiary Obligations or any other indebtedness of Company to the Agent or any Bank.

      12.7 Information Relating to Company. The Company acknowledges and agrees that it shall have the sole responsibility for obtaining from the Company such information concerning the Company's financial condition or business operations as the Company may require, and that neither the Agent nor any Bank has any duty at any time to disclose to the Company any information relating to the business operations or financial condition of the Company.

      12.8 Subordination. All obligations of any Borrowing Subsidiary to the Company, now or hereafter existing, constituting obligations to the Company as subrogee of the Agent or any Bank or resulting from the Company's performance under this Agreement, are hereby fully subordinated in time and priority of payment to the Subsidiary Obligations. Such obligations of the Borrowing Subsidiaries to the Company if the Required Banks so request shall be enforced and performance received by the Company as trustee for the Agent and the Banks and the proceeds thereof shall be paid over to the Agent and the Banks on account of the Subsidiary Obligations, but without reducing or affecting in any manner the liability of the Company under the other provisions of this Agreement.

      12.9 Reinstatement of Guaranty. If any payment or transfer of any interest in property by the Company to the Agent or any Bank in fulfillment of any Obligation is rescinded or must at any time (including after the return or cancellation of this Agreement) be returned, in whole or in part, by the Agent or any Bank to the Company or any other Person, upon the insolvency, bankruptcy or reorganization of the Company or otherwise, this Agreement shall be reinstated with respect to any such payment or transfer, regardless of any such prior return or cancellation.

      12.10 Powers. It is not necessary for the Agent or any Bank to inquire into the powers of the Company or of the officers, directors, partners or agents acting or purporting to act on its behalf, and any Subsidiary Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

      12.11 Application of Payments on Guaranty. All payments required to be made by the Company hereunder shall, unless otherwise expressly provided herein, be made to the Agent for the account of the Banks at the Agent's Payment Office. The Agent will promptly distribute to each Bank its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Payments received from the Company shall, unless otherwise expressly provided herein, be applied to costs, fees, or other expenses due under the Loan Documents, any interest (including interest due under subsection 2.9 of this Agreement, any principal due under the Loan Documents and any other Subsidiary Obligations, in such order as the Agent, with the consent of or at the request of the Required Banks, shall determine.


                                  ARTICLE XIII

                                  MISCELLANEOUS

      13.1 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company or any applicable Subsidiary therefrom, shall be effective unless the same shall be in writing and signed by the Required Banks (or by the Agent at the written request of the Required Banks) and the Company and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks and the Company and acknowledged by the Agent, do any of the following:

            (a) increase or extend the Commitment of any Bank (or reinstate any Commitment terminated pursuant to Section 8.2);

            (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document;

            (c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (iii) below) any fees or other amounts payable hereunder or under any other Loan Document;

            (d) change the definition of Required Lenders or otherwise change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder;

            (e) amend this Section, or Section 2.14, or any provision herein providing for consent or other action by all Banks; or

            (f) release the Company from its obligations under Article XII;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank in addition to the Required Banks or all the Banks, as the case may be, affect the rights or duties of the Issuing Bank under this Agreement or any L/C-Related Document relating to any Letter of Credit Issued or to be Issued by it, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Required Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, and (iii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

      13.2 Notices. (a) All notices, requests, consents, approvals, waivers and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by a Borrower by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule 13.2, and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 13.2; or, as directed to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

            (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II, III or XI to the Agent shall not be effective until actually received by the Agent, and notices pursuant to Article III to the Issuing Bank shall not be effective until actually received by the Issuing Bank at the address specified for the "Issuing Bank" on the applicable signature page hereof.

            (c) Any agreement of the Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrowers. The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrowers to give such notice and the Agent and the Banks shall not have any liability to the Borrowers or other Person on account of any action taken or not taken by the Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Borrowers to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure by the Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

      13.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

      13.4 Costs and Expenses. The Company shall:

            (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (including in its capacity as Agent and Issuing Bank) within five Business Days after demand (subject to subsection 5.1(e)) for all costs and expenses incurred by BofA (including in its capacity as Agent and Issuing Bank) in connection with the development, preparation, delivery, closing, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney

Costs incurred by BofA (including in its capacity as Agent and Issuing Bank) with respect thereto; and

            (b) pay or reimburse the Agent, the Arranger and each Bank within five Business Days after demand (subject to subsection 5.1(e)) for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

      13.5 Company Indemnification. Whether or not the transactions contemplated hereby are consummated, the Company shall indemnify, defend and hold the Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of the Agent or replacement of any Bank) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

      13.6 Payments Set Aside. To the extent that any Borrower makes a payment to the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

      13.7 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Bank.

      13.8 Assignments, Participations, etc. (a) Any Bank may, with the written consent of the Company (at all times other than during the existence of an Event of Default) and the Agent and the Issuing Bank, which consent of the Company shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company, the Agent or the Issuing Bank shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is an Affiliate of such
Bank) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments, the L/C Obligations and the other rights and obligations of such Bank hereunder, in a minimum amount of $5,000,000; provided, however, that the Company and the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee; (ii) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance in the form of Exhibit F ("Assignment and Acceptance") together with any Note or Notes subject to such assignment and (iii) the assignor Bank or Assignee has paid to the Agent a processing fee in the amount of $4,000.

            (b) From and after the date that the Agent notifies the assignor Bank that it has received (and provided its consent with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee,
(i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

            (c) Within five Business Days after its receipt of notice by the Agent that it has received an executed Assignment and Acceptance and payment of the processing fee, (and provided that it consents to such assignment in accordance with subsection 13.8(a)), new Notes evidencing such Assignee's assigned Loans and Commitment and, if the assignor Bank has retained a portion of its Loans and its Commitment, replacement Notes in the principal amount of the Loans retained by the assignor Bank (such Notes to be in exchange for, but not in payment of, the Notes held by such Bank). Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Bank pro tanto.

            (d) Any Bank may at any time sell to one or more commercial banks or other Persons not Affiliates of the Company (a "Participant") participating interests in any Loans, the Commitment of that Bank and the other interests of that Bank (the "originating Bank") hereunder and under the other Loan Documents; provided, however, that (i) the originating Bank's obligations under this Agreement shall remain unchanged, (ii) the originating Bank shall remain solely responsible for the performance of such obligations, (iii) the Company, the Issuing Bank and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso to Section 13.1. In the case of any such participation, the Participant shall be entitled to the benefit of Sections 4.1,
4.3 and 13.5 as though it were also a Bank hereunder, and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

            (e) Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and the Note (if any) held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31
CFR Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

      13.9 Confidentiality. Each Bank agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Company or any Subsidiary, or by the Agent on the Company's or such Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Company or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Bank; provided, however, that any Bank may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Bank is subject or in connection with an examination of such Bank by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Bank or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Bank's independent auditors and other professional advisors; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Banks hereunder; (H) as to any Bank or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any Subsidiary is party or is deemed party with such Bank or such Affiliate; and (I) to its Affiliates.

      13.10 Set-off. In addition to any rights and remedies of the Banks provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank is authorized at any time and from time to time, without prior notice to any Borrower, any such notice being waived by the Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Bank to or for the credit or the account of a Borrower against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the applicable Borrower and the Agent after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

      13.11 Automatic Debits of Fees. With respect to any commitment fee, arrangement fee, letter of credit fee or other fee, or any other cost or expense (including Attorney Costs) due and payable to the Agent, the Issuing Bank, BofA or the Arranger under the Loan Documents, each Borrower hereby irrevocably authorizes BofA to debit any deposit account of such Borrower with BofA in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee or other cost or expense. If there are insufficient funds in such deposit accounts to cover the amount of the fee or other cost or expense then due, such debits will be reversed (in whole or in part, in BofA's sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section shall be deemed a set-off.

      13.12 Notification of Addresses, Lending Offices, Etc. Each Bank shall notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

      13.13 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

      13.14 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

      13.15 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Borrowers, the Banks, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

      13.16 Governing Law and Jurisdiction. (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

            (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWERS, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWERS, THE AGENT AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE BORROWERS, THE AGENT AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

      13.17 Waiver of Jury Trial. THE BORROWERS, THE BANKS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWERS, THE BANKS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      13.18 Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Borrowers, the Banks and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in San Francisco by their proper and duly authorized officers as of the day and year first above written.

                                       VLSI TECHNOLOGY, INC.



                                       By: /s/ SUNIL MEHTA
                                          -------------------------------------
                                          Name: Sunil Mehta
                                                -------------------------------
                                          Title: Vice President & Treasurer
                                                -------------------------------
                                                                [Corporate Seal]

Attested to by:


/s/ LARRY L. GRANT
------------------------------
V.P., Gen. Counsel & Sec.
------------------------------

                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION,
                                       as Agent, Bank and Issuing Bank


                                       By: /s/ KEVIN MC MAHON
                                          --------------------------------------
                                       Name: KEVIN MC MAHON
                                            ------------------------------------
                                       Title: MANAGING DIRECTOR
                                             -----------------------------------


                                       By: /s/ BRIAN K. CHIN
                                          --------------------------------------
                                       Name: Brian K. Chin
                                            ------------------------------------
                                       Title: Assistant Vice President
                                             -----------------------------------

                                       BANKBOSTON, N.A.,
                                         as a Bank and Syndication Agent


                                       By: /s/ JAY L. MASSIMO
                                          --------------------------------------
                                       Name: JAY L. MASSIMO
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

                                       THE BANK OF NOVA SCOTIA

                                       By: /s/ JON BURCKIN
                                          --------------------------------------
                                       Name: JON BURCKIN
                                            ------------------------------------
                                       Title: RELATIONSHIP MANAGER
                                             -----------------------------------

                                       UNION BANK OF CALIFORNIA, N.A.


                                       By: /s/ PATRICK CLEMENS
                                          --------------------------------------
                                       Name: Patrick Clemens
                                            ------------------------------------
                                       Title: Assistant Vice President
                                             -----------------------------------

                                       BANQUE NATIONALE DE PARIS


                                       By: /s/ JUDITH DOWLING
                                          --------------------------------------
                                       Name: Judith Dowling
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                       By: /s/ CHARLES H. DAY
                                          --------------------------------------
                                       Name: Charles H. Day
                                            ------------------------------------
                                       Title: Assistant Vice President
                                             -----------------------------------

                                  SCHEDULE 2.1




                                   COMMITMENTS
                               AND PRO RATA SHARES



                                                               Pro Rata
         Bank                           Commitment              Share
         ----                           ----------             --------
Bank of America National
Trust and Savings
Association                             $30,000,000             30%

BankBoston, N.A.                        $25,000,000             25%

Bank of Nova Scotia                     $15,000,000             15%

Union Bank of California                $15,000,000             15%

Banque Nationale de Paris               $15,000,000             15%

        TOTAL                           $100,000,000            100%

                                  SCHEDULE 6.5


                                   LITIGATION


I    Pending Litigation:

          None

II   Patent Matters:

     1. The Company is on notice from Motorola, Inc. regarding technology on which Motorola claims patents. The Company has discussed licensing arrangements with Motorola but no agreement has been concluded, and there can be no assurance the matter will not proceed to litigation. The Company believes that it has made adequate reserve for this matter. See note 5 to the Company's Financial Statements.

     2. As is customary in the semiconductor industry, the Company receives notice from time to time that the Company may be utilizing technology upon which others claim patents. The Company believes that it has either made adequate reserve for such claims or that they will not have a Material Adverse Effect. See note 5 to the Company's Financial Statements.

III  Other Claims:

          None

                                  SCHEDULE 6.7


                          ERISA COMPLIANCE EXCEPTIONS


None

                                 SCHEDULE 6.11


                             PERMITTED LIABILITIES


None

                                 SCHEDULE 6.12


                        ENVIRONMENTAL MATTERS EXCEPTIONS


None

                                 SCHEDULE 6.16

                      SUBSIDIARIES AND MINORITY INTERESTS


CREATIVE SYSTEMS SOLUTIONS, INC.
1100-1200 WEST 73RD AVENUE
VANCOUVER, BRITISH COLUMBIA
CANADA V6P 6G5

CREATIVE SYSTEM SOLUTIONS, GMBH
BAYERWALDSTRASSE 11
81737 MUNICH
GERMANY

COMATLAS SA
30 RUE DU CHENE GERMAIN
BP 814
35518 CESSON SEVIGNE CEDEX
FRANCE

VLSI FOREIGN SALES CORPORATION
5 KRONPRINDSENS GADE
CHAROLOTTE AMALIE
ST. THOMAS
U.S. VIRGIN ISLANDS 00801

VLSI INDIA, INC.
1109 MC KAY DRIVE
SAN JOSE, CA 95131

VLSI TECHNOLOGY AG
BAARERSTRASSE 98
P.O. BOX 2069
CH-6302 ZUG
SWITZERLAND

VLSI TECHNOLOGY ASIA LIMITED
15 FLOOR, NO. 170
TUN HWA NORTH ROAD
(HONG TAI WORLDWIDE BUILDING)
TAIPEI, TAIWAN
R.O.C.

VLSI TECHNOLOGY FRANCE, SARL
8 VOIE LA CARDON
PARC GUTENBERG
91126 PALAISEAU
FRANCE

VLSI TECHNOLOGY FRANCE, EURL
8 VOIE LA CARDON
PARC GUTENBERG
91126 PALAISEAU
FRANCE

VLSI TECHNOLOGY, GMBH
BAYERWALDSTRASSE 11
MUNICH
GERMANY





12/18/97                               1                       VLSI CONFIDENTIAL

                                 SCHEDULE 6.16

                      SUBSIDIARIES AND MINORITY INTERESTS



VLSI TECHNOLOGY K.K.
NIKKO MOTOYOYOGI BLDG. 1F
30-13 MOTOYOYOGI-CHO
SHIBUYA-KU
TOKYO 151 JAPAN

VLSI TECHNOLOGY LTD.
486-488 MIDSUMMER BLVD.
SAXON GATE WEST
GB-MILTON KEYNES MK9 2EQ
ENGLAND

VLSI TECHNOLOGY (UK) HOLDINGS LIMITED
486-488 MIDSUMMER BLVD.
SAXON GATE WEST
GB-MILTON KEYNES MK9 2EQ
ENGLAND

VLSI TECHNOLOGY, WIRELESS
COMMUNICATION RESEARCH, EURL
505 RTE DES LUCIOLES
LES LUCIOLES
06560 SOPHIA ANTIPOLIS
FRANCE

VLSITEX, INC.
350 N. ST. PAUL
SUITE 2900
DALLAS, TX 75201















12/18/97                               2                       VLSI CONFIDENTIAL

                                 SCHEDULE 6.17


                          INSURANCE MATTERS EXCEPTIONS


None

                                SCHEDULE 8.1(a)


                                 PERMITTED LIENS



Equipment Loans
---------------

Type of Equipment             Lender              Loan Balance

Semiconductor equipment       GE Capital          $6.9 million
Semiconductor equipment       Heller Financial    $12.4 million

                                Schedule 8.1(b)

Addendum to Schedule 8.1

Off-Balance Sheet Lease Facility ("Lease") -- General/Significant Structural Elements

Purpose:
-------

     To provide for the acquisition of certain semiconductor manufacturing equipment ("Asset"). The Lease is intended to qualify as an operating lease for VLSI's ("Lessee's") financial accounting purposes satisfying the requirement of FASB Statement No. 13. The Lessee will be the beneficial owner of the Asset for tax purposes retaining all tax benefits attendant to the Asset.

Cash Collateral:
---------------

     VLSI pledges U.S. Treasury securities having a daily mark-to-market value of not less than 105% of the funded amount ("Collateral"). The Collateral would be registered under the name of the appropriate party ("Lessor") and held in the Lessor's custody account.


Asset:
-----

     Lessor will receive an appraisal with respect to the Asset from an independent appraiser which will verify the value of the Asset upon inception and expiration of the Lease.

Lease:
-----

     The Lease will be a bondable net lease whereby the Lessee is unconditionally obligated to pay all rent ("Lease"). Lessee will pay for maintenance, repairs, insurance and taxes and will bear risk of loss and liability from the operation of the Asset.

Lease Termination:
-----------------

     Prior to termination of the Lease, the Lessee will either: (a) exercise its Purchase Option as defined below; or (b) exercise the End of Term Option as defined below.

Purchase Option & End of Term Option:
-----------------------------------

     Lessee shall have the option ("Purchase Option") to purchase all of the Asset at any time during the term of the Lease for the Termination Value. One year prior to expiration of the term, the Lessee shall give notice to either purchase the Asset subject to the Lease at the end of the term for the Termination Value or return the Asset to the Lessor, subject to satisfactory return conditions, and, in the later case, the Lessee will use reasonable commercial efforts to sell the Asset as remarketing agent for Lessor ("End of Term Option"). Regardless of whether the Asset is sold, the Lessee shall at all times be obligated to repay the amount of the lease.

Termination Value:
-----------------

     Outstanding principal balance of the funded amount plus (a) any accrued and unpaid interest thereon, (b) the mark-to-market interest costs for the current period, and (c) any other monetary amounts due under the Lease.

                                  SCHEDULE 8.7

                             CONTINGENT OBLIGATIONS

 Purchase of 5 acres of land at Lundy and Ringwood, San Jose, for $3.45 million

                                  SCHEDULE 13.2


                     OFFSHORE AND DOMESTIC LENDING OFFICES,
                              ADDRESSES FOR NOTICES


BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
  as Agent

Notice of Borrowing and
Conversion/Continuation:

Bank of America National Trust
and Savings Association
Agency Administrative Services #5596
1850 Gateway Blvd., 5th Floor
Concord, CA  94520-3281
Attention:  VLSI AO
            Telephone: (510) 675-8441
            Facsimile: (510) 675-8500

Address for all Other Notices:

Bank of America National Trust
and Savings Association
555 California Street, 41st Floor
San Francisco, CA  94104
Attention:  Credit Products
            High Technology-SF #3697
            Brian Chin
            Telephone:  (415) 622-4567
              Facsimile:  (415) 622-2385

AGENT'S PAYMENT OFFICE:

Bank of America National Trust
and Savings Association
(ABA 121-000-358)
Attention: Agency Administrative Services, #5596
           1850 Gateway Boulevard
           Concord, CA  94520
           For credit to account:
           No. 12335-16011
           Ref:  VLSI Technology, Inc.

Notices (other than Borrowing Notices and
Notices of Conversion/Continuation):

Bank of America National Trust
and Savings Association
555 California Street, 41st Floor
San Francisco, CA  94104
Attention:      Credit Products
                High Technology-SF #3697
                Brian Chin
                Telephone:  (415) 622-4567
                Facsimile:  (415) 622-2385

Address for VLSI Notices:

           VLSI Technology, Inc.
           1109 McKay Drive, M/S 26
           San Jose, California  95131
           Attention:  Sunil Mehta
           Telephone:  (408) 434-7861
           Facsimile:  (408) 434-3181

Address for BANKBOSTON, N.A. Notices:

        Borrowing Notices:

        100 Federal Street
        Boston, MA  02110
        Attn:  Anthony Dunn
        Telephone:  (617) 434-9625
        Facsimile:  (617) 434-9821

        copy to:
        435 Tasso Street, Suite 250
        Palo Alto, CA 94301

        Credit Notices:

        435 Tasso Street, Suite 250
        Palo Alto, CA  94301
        Attn:  Sarabelle Hitchner
        Telephone:  (650) 853-0565
        Facsimile:  (650) 853-1425

Address for THE BANK OF NOVA SCOTIA Notices:

        Borrowing Notices:

        600 Peachtree Street, Suite 2700
        Atlanta, GA  30308
        Attn:  Hilma Gabbidon
        Telephone:  (404) 877-1558

        Facsimile:  (404) 888-8998

        Credit Notices:

        580 California Street
        Suite 2100
        San Francisco, CA 94104
        Attn: Jon Burckin
        Telephone:  (415) 616-4156
        Facsimile:  (415) 397-0791

Address for UNION BANK OF CALIFORNIA, N.A. Notices:

        350 California St., 6th Floor
        San Francisco, CA  94104
        Attn:  Glenn Leyrer
        Telephone:  (415) 705-7578
        Facsimile:  (415) 705-5093

        Attn:  Nancy Delos Reyes
        Telephone:  (415) 705-7557
        Facsimile:  (415) 705-5093

Address for BANQUE NATIONALE DE PARIS Notices:

        180 Montgomery Street
        San Francisco, CA  94104
        Attn:  Rafael Lumanian
               Vice President
        Telephone:  (415) 956-0707
        Facsimile:  (415) 296-8954

        Contact - Operations
        180 Montgomery Street
        San Francisco, CA  94104
        Attn:  Donald A. Hart
               Treasurer
        Telephone:  (415) 956-2511
        Facsimile:  (415) 989-9041

        Lending Offices (Eurodollar/Domestic)
        180 Montgomery Street
        San Francisco, CA  94104
        Telephone:  (415) 956-0707
        Facsimile:  (415) 296-8954

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
  as a Bank

Lending Office and Office for
Borrowing Notices and Notices of
Conversion/Continuation:

1850 Gateway Boulevard, Fourth Floor
Concord, California 94520


Notices (other than Borrowing Notices and
Notices of Conversion/Continuation):

Bank of America National Trust
and Savings Association
555 California Street, 41st Floor
San Francisco, CA  94104
Attention: Credit Products
           High Technology-SF #3697
           Brian Chin
           Telephone:  (415) 622-4567
           Facsimile:  (415) 622-2385


BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION
  as Issuing Bank

Notices:

Bank of America National Trust
and Savings Association

Trade Operations Center #22621
333 S. Beaudry Ave., 19th Floor
Los Angeles, CA  90017
Attention: Sandra Leon
           Telephone:  (213) 345-5231
           Facsimile:  (213) 345-6694

and to:

Bank of America National Trust
and Savings Association
1850 Gateway Boulevard, Fourth Floor
Concord, California  94520
Attention: Account Administrator
           Global Payment Operations
           Account Administration #5693
           Facsimile:  (510) 675-7531

                                    EXHIBIT A

                               NOTICE OF BORROWING


                                                   Date: _______________, 199___


To: Bank of America National Trust and Savings Association as Agent for the Banks parties to the VLSI Credit Agreement dated as of December 23, 1997 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among VLSI Technology, Inc., certain Banks which are signatories thereto and Bank of America National Trust and Savings Association, as Agent


        Agency Administrative Services #5596
        1850 Gateway Boulevard, 5th Floor
        Concord, CA 94520-3281

        Attention: VLSI AO

        FAX: (510) 675-8500
        TEL: (510) 675-8441


Ladies and Gentlemen:

        The undersigned, VLSI Technology, Inc. (the "Company"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.3 of the Credit Agreement, of the Borrowing specified below:

               1. The Business Day of the proposed Borrowing is , __________________, 19___.

               2. The aggregate amount of the proposed Borrowing is $__________.

               3. The Borrowing is to be comprised of $_______________ of [Base Rate] [CD Rate] [Offshore Rate] Loans.

               4. The duration of the Interest Period for the [CD Rate Loans] [Offshore Rate Loans] included in the Borrowing shall be [_____ days] [_____ months].

        The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

               (a) the representations and warranties of the Company contained in Article VI of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date);

               (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

               (c) The proposed Borrowing will not cause the Effective Amount of all outstanding Revolving Loans of all Borrowers and the Effective Amount of all L/C Obligations of all Borrowers, at any time to exceed the combined Commitments.


                                        VLSI TECHNOLOGY, INC.



                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT B

                        NOTICE OF CONVERSION/CONTINUATION



                                                   Date: _______________, 199___


To: Bank of America National Trust and Savings Association, as Agent for the Banks parties to the VLSI Credit Agreement dated as of December 23, 1997 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among VLSI Technology, Inc., certain Banks which are signatories thereto and Bank of America National Trust and Savings Association, as Agent

        Agency Administrative Services #5596
        1850 Gateway Boulevard, 5th Floor
        Concord, CA 94520-3281

        Attention: VLSI AO

        FAX: (510) 675-8500
        TEL: (510) 675-8441


Ladies and Gentlemen:

        The undersigned, VLSI Technology, Inc. (the "Company"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.4 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

               1.  The Conversion/Continuation Date is _____________, 19____.

               2. The aggregate amount of the Loans to be [converted] [continued] is $________________ .

               3. The Loans are to be [converted into] [continued as] [CD Rate] [Offshore Rate] [Base Rate] Loans.

               4. [If applicable:] The duration of the Interest Period for the Loans included in the [conversion] [continuation] shall be [______ days] [_________months].

        The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Conversion/Continuation Date, before and after giving effect thereto and to the application of the proceeds therefrom:

               (a) the representations and warranties of the Company contained in Article VI of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date);

               (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and

               (c) the proposed [conversion][continuation] will not cause the Effective Amount of all outstanding Revolving Loans of all Borrowers and the Effective Amount of all L/C Obligations of all Borrowers, at any time to exceed the combined Commitments.


                                        VLSI TECHNOLOGY, INC.



                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT C

                              VLSI TECHNOLOGY, INC.
                             COMPLIANCE CERTIFICATE


                                            Financial
                                            Statement Date:______________, 199__


To:     Bank of America National Trust and Savings Association,
               as Agent
        High Technology #3697
        555 California Street, 41st Floor
        San Francisco, CA 94104-1502
        Attention:  Brian Chin, Asst. Vice President


        Reference is made to that certain Credit Agreement dated as of December 23, 1997 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among VLSI Technology, Inc., a Delaware corporation (the "Company"), the several financial institutions from time to time parties to this Credit Agreement (the "Banks") and Bank of America National Trust and Savings Association, as agent for the Banks (in such capacity, the "Agent"). Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.

        The undersigned Responsible Officer of VLSI Technology, Inc., hereby certifies as of the date hereof that he/she is the______________ of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Banks and the Agent on the behalf of the Company and its consolidated Subsidiaries, and that:

        1. Attached as Schedule 1 hereto are (a) a true and correct copy of the audited consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of the fiscal year ended _______________, 199__ and
(b) the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of _________________ or another nationally-recognized certified independent public accounting firm (the "Independent Auditor") which report shall state that such consolidated financial statements are complete and correct and have been prepared in accordance with GAAP, and fairly present, in all material respects, the financial position of the Company and its consolidated Subsidiaries for the periods indicated and on a basis consistent with prior periods.


                                       OR

        1. Attached as Schedule 1 hereto are (a) a true and correct copy of the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as of the end of the fiscal quarter ended __________, 199__, and
(b) the related unaudited consolidated statements of income, shareholders' equity, and cash flows for the period commencing on the first day and ending on the last day of such quarter, setting forth in each case in comparative form the figures for the previous year, and certified by a Responsible Officer that such financial statements were prepared in accordance with GAAP (subject only to ordinary, good faith year-end audit adjustments and the absence of footnotes) and fairly present, in all material respects, the financial position and the results of operations of the Company and its consolidated Subsidiaries.

        2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Company during the accounting period covered by the attached financial statements.

        3. To the best of the undersigned's knowledge, the Company, during such period, has observed, performed or satisfied all of its covenants and other agreements, and satisfied every condition in the Credit Agreement to be observed, performed or satisfied by the Company, and the undersigned has no knowledge of any Default or Event of Default.

        4. The following financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.


        IN         WITNESS WHEREOF, the undersigned has executed this
Certificate as of ______________, 199___.


                                        VLSI TECHNOLOGY, INC.



                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                                   Date: _______________, 199___
                                                     For the fiscal quarter/year
                                                       ended _______________,


                                   SCHEDULE 2

                          to the Compliance Certificate


1. Section 9.1 Consolidated Tangible Net Worth

        A.     Consolidated Tangible Net Worth as of September
               26, 1997                                                         _____

        B.     85% of Item (A)                                                  _____

        C.     Positive net income (before acquisition related charges if such charges are expensed in the fiscal quarter in which the
               Acquisition is completed) for the period from
               and after September 26, 1997                                     _____

        D.     75% of Item (C)                                                  _____

        E.     The aggregate net proceeds received by the Company
               from the issuance or sale of its capital stock from and
               after the date of the Credit Agreement (December __, 1997)       _____

        F.     75% of Item (E)                                                  _____

        G.     The principal amount of any Subordinated Debt which is converted into equity after the date of the Credit
               Agreement (December __, 1997)                                    _____

        H.     100% of Item (G)                                                 _____

        I.     The sum of Items (B), (D), (F) and (H)                           _____

        J.     Acquisition related charges if such charges are
               expensed in the fiscal quarter in which the related
               Acquisition is completed.                                        _____

        K.     100% of Item (J)                                                 _____

        L.     Item (I) - Item (K)                                              _____

        M.     Consolidated Tangible Net Worth as of the fiscal quarter
               ended _______ 199_.                                              _____

        N.     Item (M) not to be less than Item (L).

2. Section 9.2 Leverage Ratio


        (A)   The Company's Consolidated Indebtedness (including
                      Surety Instruments)                                       _____

        (B)   Subordinated Debt                                                 _____

        (C)   Item (A) - Item (B)                                               _____

        (D)   The Company's Consolidated Indebtedness (including
                      Surety Instruments)                                       _____

        (E)   Consolidated Tangible Net Worth as of ________, 199_              _____

        (F)   The sum of Items (D) and (E)                                      _____

        (G)   The ratio of Item (C) to Item (F) (not to be greater
              than 0.35 to 1.00).                                                :1
                                                                                _____


3. Section 9.3 Fixed Coverage Charge Ratio


        A.     The consolidated operating income (before Acquisition related charges if such charges are expensed in the fiscal quarter in which the related Acquisition is completed) of the Company and its Subsidiaries for the four consecutive fiscal quarters ended
               _______,
               199_ (the "Period").                                             _____

        B.     The consolidated rent/operating lease expense of the
               Company and its Subsidiaries for such Period                     _____

        C.     The sum of Items (A) and (B)                                     _____

        D.     The consolidated interest expense of the Company and its
        Subsidiaries for such Period                                            _____

        E.     The consolidated capitalized interest of the Company and
               its Subsidiaries for such Period                                 _____

        F.     The consolidated rent/operating lease expense of the
               Company and its Subsidiaries for such Period                     _____

        G.     Dividends on its capital stock declared or paid by the
               Company during such Period                                       _____

        H.     The aggregate average current portion of long term debt (as of the end of each of the four fiscal quarters then most recently ended) of the Company and its Subsidiaries which is payable within 12 months of the date of
               computation                                                      _____

        I.     The sum of Items (D), (E), (F), (G) and (H)                      _____

        J.     The ratio of Item (C) to Item (I) (not to be less than
               1.25 to 1.00).                                                    :1
                                                                                _____

                                    EXHIBIT D

                    FORM OF OPINION OF COUNSEL TO THE COMPANY


                                                   _____________, 199__



To each of the Banks party to the Credit
Agreement referred to below, and to
Bank of America National Trust and
Savings Association, as Agent for such Banks

Ladies and Gentlemen:

        We have acted as counsel for VLSI Technology, Inc., a Delaware corporation (the "Company") and ____________ (individually an "Original" Borrowing Subsidiary" and collectively, "Original Borrowing Subsidiaries")1, in connection with (i) the negotiation, execution and delivery of the Credit Agreement dated as of December 23, 1997 (the "Credit Agreement") among the Company, the certain Banks which are signatories thereto (the "Banks"), and Bank of America National Trust and Savings Association, as Agent for such Banks (the "Agent"), and (ii) the negotiation, execution and delivery of the other Loan Documents described below.

        This opinion is provided to the Agent and the Banks as required pursuant to Section 5.1(d) of the Credit Agreement. Capitalized terms not otherwise defined herein have the respective meanings set forth in the Credit Agreement.

        In connection with this opinion letter, we have examined executed copies of the Credit Agreement, together with all schedules and exhibits thereto, the Notes and the Fee Letter between the Company and the Agent and BancAmerica Robertson Stephens dated November 17, 1997, (collectively, the "Loan Documents"); certificates of public officials from the States of [Delaware] and [California]; the certificate of incorporation and by-laws of the Company and each Original Borrowing Subsidiary, as amended to date; and records of proceedings of the Board of Directors of the Company and each Original Borrowing Subsidiary during or by which resolutions were adopted relating to matters covered by this opinion; and certificates of officers of the Company and each Original Borrowing Subsidiary as to certain factual matters (copies of which are attached hereto).

        In addition, we have made such other investigations as we have deemed necessary to enable us to express the opinions hereinafter set forth. In the course of this examination we have assumed the genuineness of all signatures of persons signing the Loan Documents


--------
    1 To be omitted, if applicable

To each of the Banks party to the Credit
Agreement referred to below, and to
Bank of America National Trust and
Savings Association, as Agent for such Banks
_____________, 199__
Page 2


on behalf of parties thereto other than the Company and the Original Borrowing Subsidiaries, the authenticity of all documents submitted to us as originals, the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies, and the due authorization, execution and delivery of the Loan Documents by the parties thereto other than the Company and the Original Borrowing Subsidiaries.

        Based upon the foregoing, and further subject to the assumptions, qualifications and exceptions set forth below, we hereby advise you that in our opinion:

        1. The Company and each Original Borrowing Subsidiary are corporations duly organized, validly existing and in good standing under the laws of the State of [Delaware] with the corporate power and authority and all governmental licenses, authorizations, consents and approvals to own and operate (or lease, as the case may be) their properties and to carry on their business as it is now conducted. The Company and each Original Borrowing Subsidiary are qualified as foreign corporations and in good standing in the State of California and in each other jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent the failure to qualify as a foreign corporation and be in good standing in such other jurisdictions would not have a Material Adverse Effect.

        2. The Company and each Original Borrowing Subsidiary have the full corporate power and authority to enter into and perform the Loan Documents, and have taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents.

        3. No authorization, consent, approval or other action by, license, exemption of, notice to or filing or registration with, any Governmental Authority or any other Person is required for the due execution, delivery or performance by, or enforcement against, the Company or any Original Borrowing Subsidiary of the Loan Documents.

        4. Each of the Loan Documents has been duly executed and delivered on behalf of the Company and each Original Borrowing Subsidiary. Each of the Loan Documents constitute the legal, valid and binding obligations of the Company and each Original Borrowing Subsidiary enforceable against the Company and each Original Borrowing Subsidiary in accordance with their respective terms.

To each of the Banks party to the Credit
Agreement referred to below, and to
Bank of America National Trust and
Savings Association, as Agent for such Banks
_____________, 199__
Page 3

        5. The execution, delivery and performance by the Company and each Original Borrowing Subsidiary of the Loan Documents do not and will not (a) violate or be in conflict with any provision of the certificate of incorporation or by-laws of the Company or any Original Borrowing Subsidiary, (b) violate or be in conflict with any law or regulation having applicability to the Company or any Original Borrowing Subsidiary, (c) violate or contravene any judgment, decree, injunction, writ or order of any court, or any arbitrator or other Governmental Authority, having jurisdiction over the Company or any Original Borrowing Subsidiary or the properties of the Company or any Original Borrowing Subsidiary or by which the Company or any Original Borrowing Subsidiary may be bound, or (d) violate or conflict with, or constitute a default under or result in the termination of, or accelerate the performance required by, any indenture, any loan or credit agreement, or any other agreement for borrowed money or any other material agreement, lease or instrument to which the Company or any Original Borrowing Subsidiary is a party or by which it or its properties may be bound, or result in the creation of any Lien upon any of the assets or properties of the Company or any Original Borrowing Subsidiary.

        6. We are unaware of any litigation or other proceedings that are pending or threatened against the Company or its Subsidiaries or their respective properties before any court, arbitrator or other Governmental Authority with respect to the transactions contemplated by the Loan Documents or which, if determined adversely to the Company, its Subsidiaries or their respective properties, would be likely to have a Material Adverse Effect.

        7. The extension of credit under the Credit Agreement does not violate the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

        8. The Company is not subject to regulation under the Investment Company Act of 1940, as amended.

        Our opinion set forth in paragraph 4 above is subject to the qualification that the enforceability of the Loan Documents may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equity principles.

        We express no opinion herein concerning any law other than the law of the States of California, [the General Corporation Law of the State of _______,] and the federal law of the United States.

To each of the Banks party to the Credit
Agreement referred to below, and to
Bank of America National Trust and
Savings Association, as Agent for such Banks
_____________, 199__
Page 4

        This letter has been furnished to you at the request of the Company pursuant to Section 5.1(d) of the Credit Agreement for your use in connection with the Credit Agreement, and may not be relied upon by you or any other Person for any other purpose without our consent, except that (i) this opinion may be disclosed to (a) bank regulatory and other Governmental Authority having jurisdiction over you requesting (or requiring) such disclosure and (b) prospective Assignees and Participants and any successor Agent in connection with the potential transfer of all or part of the Loans or Commitments of any Bank or any other rights or duties under the Credit Agreement, and (ii) this opinion may be disclosed to and relied upon by Assignees of or Participants in the Loans or Commitments and by any successor Agent if such assignments or participations or such successions are permitted under and made in accordance with the Credit Agreement.


                                        Very truly yours,



                                        ----------------------------------------
                                        Larry L. Grant
                                        General Counsel



                                        ----------------------------------------
                                        Rachelle Badal
                                        Associate General Counsel

                                    EXHIBIT E

                              ASSUMPTION AGREEMENT

               The undersigned (the "Subsidiary"), a subsidiary of VLSI Technology, Inc. (the "Company"), has been designated by the Company as an Additional Borrowing Subsidiary (as defined in the Credit Agreement referred to below) pursuant to that certain Credit Agreement dated as of December 23, 1997, as amended or modified from time to time, among the Company, certain of the Company's subsidiaries, the banks named therein (the "Banks") and Bank of America National Trust and Savings Association, as Agent (the "Credit Agreement"). Capitalized terms used herein without definition have the meanings provided therefore in the Credit Agreement.

               The undersigned hereby (i) assumes the obligations and liabilities of a Borrower under the Credit Agreement and each of the other Loan Documents, (ii) hereby becomes and shall for all purposes hereafter be a party to the Credit Agreement and other Loan Documents to the same extent as if it were an original Borrower party thereto and (iii) the undersigned hereby represents and warrants to the Agent and the Lenders that each of the representations and warranties in the Credit Agreement and the other Loan Documents are true and correct as applied to the undersigned as a Borrower.

               IN WITNESS WHEREOF, the undersigned has executed and delivered this Assumption Agreement this _____ day of _________, 19__.

                                            [INSERT NAME OF SUBSIDIARY]



                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------



Accepted and Agreed to this
____ day of _________, 19__


VLSI TECHNOLOGY, INC.



By:
   ----------------------------
Its:
    ---------------------------


BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION, as Agent



By:
   ----------------------------
Its:
    ---------------------------

                                    EXHIBIT F

                   FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT



               This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and Acceptance") dated as of __________, 199__ is made between ___________________
______________________________ (the "Assignor") and __________________________
__________________________________ (the "Assignee").

                                    RECITALS

               WHEREAS, the Assignor is party to that certain VLSI Credit Agreement dated as of December 23, 1997 (as amended, amended and restated, modified, supplemented or renewed, the "Credit Agreement") among VLSI Technology, Inc., a Delaware corporation (the "Company"), the several financial institutions from time to time party thereto (including the Assignor, the "Banks"), and Bank of America National Trust and Savings Association, as letter of credit issuing bank ("Issuing Bank") and as agent for the Banks (the "Agent"). Any terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

               WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Loans (the "Loans") to the Company in an aggregate amount not to exceed $__________ (the "Commitment");

               WHEREAS, [the Assignor has made Loans in the aggregate principal amount of $__________ to the Company];

               WHEREAS, [the Assignor has acquired a participation in the Issuing Bank's liability under Letters of Credit in an aggregate principal amount of $____________ (the "L/C Obligations")] [no Letters of Credit are outstanding under the Credit Agreement]; and

               WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, [together with a corresponding portion of each of its outstanding Loans and L/C Obligations,] in an amount equal to $__________ (the "Assigned Amount") on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

               NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:


        1.     Assignment and Acceptance.

               (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) __% (the "Assignee's Percentage Share") of (A) the Commitment [and the Loans and the L/C Obligations] of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

               [If appropriate, add paragraph specifying payment to Assignor by Assignee of outstanding principal of, accrued interest on, and fees with respect to, Loans and L/C Obligations assigned.]

               (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Bank under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Sections __ and __ of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

               (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $__________.

               (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $__________.

        2.     Payments.

               (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________, representing the Assignee's Pro Rata Share of the principal amount of all Loans.

               (b) The [Assignor] [Assignee] further agrees to pay to the Agent a processing fee in the amount specified in Section 13.8(a) of the Credit Agreement.

        3.     Reallocation of Payments.

        Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment[,] [and] Loans [and L/C Obligations] shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

        4.     Independent Credit Decision.

        The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 7.1 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

        5.     Effective Date; Notices.

               (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be __________, 199__ (the "Effective Date"); provided that the following conditions precedent have been satisfied on or before the Effective Date:

                      (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

                     (ii) the consent of the Company [, the Issuing Bank] and the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee under Section 13.8(a) of the Credit Agreement shall have been duly obtained and shall be in full force and effect as of the Effective Date;

                     (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

                     (iv) the Assignee shall have complied with Section 13.8(1) of the Credit Agreement (if applicable);

                     (v) the processing fee referred to in Section 2(b) hereof and in Section 13.8(a) of the Credit Agreement shall have been paid to the Agent; and

                     (vi) the Assignor shall have assigned and the Assignee shall have assumed a percentage equal to the Assignee's Percentage Share of the rights and obligations of the Assignor under the Credit Agreement (if such agreement exists).

               (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Company [, the Issuing Bank] and the Agent for acknowledgement by the Agent, a Notice of Assignment [substantially] in the form attached hereto as Schedule 1.

        6.     Agent.

               (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Banks pursuant to the terms of the Credit Agreement.

               [(b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.] [INCLUDE ONLY IF ASSIGNOR IS AGENT]

        7.     Withholding Tax.

        The Assignee (a) represents and warrants to the Agent and the Company that under applicable law and treaties no tax will be required to be withheld by the Agent with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or


--------

    (1) Section 13.8 or other section acceptable to or required by the Agent.

any State thereof) to the Agent and the Company prior to the time that the Agent or Company is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

        8.     Representations and Warranties.

               (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

               (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

               (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

        9.     Further Assurances.

        The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Company or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

        10.    Miscellaneous.

               (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

               (b) All payments made hereunder shall be made without any set-off or counterclaim.

               (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

               (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

               (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in California over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such California State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

               (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

               [Other provisions to be added as may be negotiated between the Assignor and the Assignee, provided that such provisions are not inconsistent with the Credit Agreement.]

        IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.


                                                            [ASSIGNOR]


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                                        Address:




                                                            [ASSIGNEE]


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                                        Address:

                                   SCHEDULE 1

                       NOTICE OF ASSIGNMENT AND ACCEPTANCE


                                                           _______________, 19__



Bank of America National Trust
  and Savings Association, as Agent
High Technology #3697
555 California Street, 41st Floor
San Francisco, CA  94104
Attn:  Brian Chin

[Bank of America National Trust
  and Savings Association, as Issuing Bank
International Trade
Banking Division #5655
333 S. Beaudry Ave., 19th Floor
Los Angeles, CA  90017]

[Name and Address of Company]

Ladies and Gentlemen:

        We refer to the VLSI Technology, Inc. Credit Agreement dated as of December __, 1997 (as amended, amended and restated, modified, supplemented or renewed from time to time the "Credit Agreement") among VLSI Technology, Inc. (the "Company"), the Banks referred to therein and Bank of America National Trust and Savings Association[, as letter of credit issuing bank ("Issuing Bank") and] as agent for the Banks (the "Agent"). Terms defined in the Credit Agreement are used herein as therein defined.

        1. We hereby give you notice of, and request your consent to, the assignment by __________________ (the "Assignor") to _______________ (the
"Assignee") of _____% of the right, title and interest of the Assignor in and to the Credit Agreement (including, without limitation, the right, title and interest of the Assignor in and to the Commitments of the Assignor[,] [and] all outstanding Loans made by the Assignor [and the Assignor's participation in the Letters of Credit]) pursuant to the Assignment and Acceptance Agreement attached hereto (the "Assignment and Acceptance"). Before giving effect to such assignment the Assignor's Commitment is $ ___________[,] [and] the aggregate amount of its outstanding Loans is $_____________[, and its participation in L/C Obligations is $_____________].


        2. The Assignee agrees that, upon receiving the consent of the Agent[, the Issuing Bank] and, if applicable, VLSI Technology, Inc., to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the Credit Agreement.

        3. The following administrative details apply to the Assignee:

               (A)    Notice Address:

                      Assignee name:
                                     --------------------------
                      Address:
                                -------------------------------

                                -------------------------------

                                -------------------------------
                      Attention:
                                -------------------------------
                      Telephone:  (   )
                                   --- ------------------------
                      Telecopier:  (   )
                                    --- -----------------------
                      Telex (Answerback):
                                         ----------------------

               (B)    Payment Instructions:

                      Account No.:
                                  -----------------------------
                             At:
                                -------------------------------

                                -------------------------------

                                -------------------------------
                      Reference:
                                -------------------------------
                      Attention:
                                -------------------------------

        4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

        IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.


                                        Very truly yours,

                                        [NAME OF ASSIGNOR]


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        [NAME OF ASSIGNEE]


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:


VLSI TECHNOLOGY, INC.


By:
   ----------------------------------
Title:
      -------------------------------

By:
   ----------------------------------
Title:
      -------------------------------


BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION, as Agent


By:
   ----------------------------------
Title:
      -------------------------------


[BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION, as Issuing Bank


By:
   ----------------------------------
Title:                               ]
      -------------------------------

                                    EXHIBIT G

                                  FORM OF NOTE1


$ ___________________                                       ____________, 199__


               FOR VALUE RECEIVED, the undersigned, VLSI Technology, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of ______________________________ (the "Bank"), at the Agent's Payment Office, the
principal sum of ________________________________________ Dollars ($___________)
or, if less, the aggregate unpaid principal amount of all Loans made by the Bank to the Company pursuant to the VLSI Credit Agreement, dated as of December 23, 1997 (such VLSI Credit Agreement), as it may be amended, restated, supplemented or otherwise modified from time to time, being hereinafter called the "Credit Agreement"), among the Company, the Bank, the other banks parties thereto, Bank of America National Trust and Savings Association, as Agent for the Banks, on the dates and in the amounts provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

               The Bank is authorized to endorse the amount and the date on which each Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note").

               This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.


--------

    1 In the case of a Subsidiary, the Note shall be appropriately revised to reflect the applicable Subsidiary as maker.

               Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California applicable to contracts made and to be performed entirely within such State.



                                        VLSI TECHNOLOGY, INC.




                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------



                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                                              Schedule A to Note



                                 BASE RATE LOANS
                        AND REPAYMENT OF BASE RATE LOANS



                 (2)           (3)           (4)
               Amount       Maturity      Amount of
                 of          Date of      Base Rate           (5)
    (1)       Base Rate     Base Rate       Loan           Notation
   Date         Loan          Loan         Repaid           Made By
----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------


                                                              Schedule B to Note

                               OFFSHORE RATE LOANS
                      AND REPAYMENT OF OFFSHORE RATE LOANS

                (2)           (3)           (4)
               Amount       Maturity      Amount of
                 of         Date of     Offshore Rate        (5)
     (1)    Offshore Rate Offshore Rate     Loan           Notation
   Date         Loan          Loan         Repaid           Made By
----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------


                                                              Schedule C to Note


                                  CD RATE LOANS
                         AND REPAYMENT OF CD RATE LOANS


                 (2)          (3)            (4)
               Amount     Maturity Date    Amount of       (5)
    (1)      of CD Rate    of CD Rate    CD Rate Loan    Notation
   Date         Loan          Loan          Repaid       Made By
----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------

----------  ------------  ------------  --------------   -------------
